UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 333-256687

Guggenheim Active Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2022 – November 30, 2022

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

11.30.2022 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Active Allocation Fund

GuggenheimInvestments.com CEF-GUG-SAR1122

GUGGENHEIMINVESTMENTS.COM/GUG

...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ACTIVE ALLOCATION FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gug, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	November 30, 2022

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Active Allocation Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended November 30, 2022 (the “Reporting Period”).

In December 2022, Guggenheim Partners announced the untimely and unexpected death of Scott Minerd, one of Guggenheim's Managing Partners and its Global Chief Investment Officer. He joined Guggenheim as a Managing Partner shortly after the firm was formed. He was a frequent commentator on markets and investments, both on television and via social media. He also was one of the designers of the organization, systems and procedures that make Guggenheim Investments a strong, robust and scalable leader in the asset management business.

Guggenheim has implemented its succession plan, which is designed to deal with unexpected events. There will be no disruption of service to our clients, no change in the daily management of client portfolios and no change in the process of selecting investment assets, all of which are handled by long-standing committees and by long-tenured investment professionals who, every day, implement our investment process.

Guggenheim Investments continues to be led by its Co-Presidents, Dina DiLorenzo and David Rone, and by Anne B. Walsh, a Managing Partner and Chief Investment Officer of Guggenheim Partners Investment Management. She will continue her current role leading the team managing client investments and will assume many of Mr. Minerd’s responsibilities on an interim basis.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing in a wide range of both fixed-income and other debt instruments selected from a variety of sectors and credit qualities. The Fund may also invest in common stocks and other equity investments that the Fund’s Sub-Adviser believes offer attractive yield and/or capital appreciation potential. The Fund uses tactical asset allocation models to determine the optimal allocation of its assets between fixed-income and equity securities.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -5.59% and a total return based on NAV of -4.33%. At the end of the Reporting Period, the Fund’s market price of $14.02 per share represented a discount of 12.21% to its NAV of $15.97 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT l 3

(Unaudited) continued	November 30, 2022

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 10.16% based on the Fund’s closing market price of $14.02 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 29, and Note 2(f) on page 92 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 117 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gug.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Active Allocation Fund

December 31, 2022

4 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	November 30, 2022

Month-over-month price increases in the October and November 2022 Consumer Price Index (“CPI”) reports finally cooled, offering some evidence that the Federal Reserve’s (the “Fed”) efforts to tighten policy and get inflation under control are starting to work. The headline CPI slowed from an 11% annualized three-month growth rate in June 2022 to 3.7% by November 2022. The three-month annualized change in core CPI softened from a recent peak of 7.9% to 4.2%, and trimmed measures of inflation (measures that remove the highest and lowest outliers) also declined. While these figures are still well above the Fed’s 2% core inflation target, it is encouraging to see them moving in the right direction.

The inflation categories that remain high are mostly in services. The November CPI report showed that core goods prices fell by 0.5% on the month, led by a 2.9% drop in used car prices. More declines in goods prices appear likely as supply chains rapidly improve and retailers step up their efforts to clear an inventory overhang through deeper discounting. However, housing and broader services inflation measures remain well above pre-COVID levels. Housing inflation will likely take time to come down in the official statistics due to the lagging nature of lease renewals, but more timely indicators show inflation for new rentals is falling fast. The Fed has now become more concerned with core services inflation excluding housing and how a tight labor market and high wage growth could impact this category.

The December Summary of Economic Projections, which provides the Fed’s median forecasts for a variety of data including the unemployment rate, inflation, and their policy rate, confirmed that the Fed is far from convinced that inflation is heading back to target and expects more tightening will be needed to achieve their inflation target. The median 2023 forecasts for U.S. real gross domestic product growth fell to 0.5%, the federal funds rate increased to 5.1%, and the unemployment rate increased to 4.6%. At the same time, the Fed’s projection for the year-over-year increase in the core personal consumption expenditures price index—its preferred inflation measure—increased to 3.5% by year-end. Taken together, these projections suggest that even with a higher terminal rate, weaker growth, and a higher unemployment rate, the Fed expects to be further away from its inflation goal in 2023 than it projected in recent months.

Our research indicates that the unemployment rate could increase to 6%, higher than the Fed’s median projection, as Fed efforts to slow the already weak economy may end up overshooting. This could trigger a more serious recession than the consensus expectation and likely bring about a decline in risk assets.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 5

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2022

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to the Guggenheim Active Allocation Fund (“Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”).1

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director of GPIM; Adam J. Bloch, Managing Director and Portfolio Manager of GPIM; and Evan L. Serdensky, Director and Portfolio Manager of GPIM.

Discuss the Fund’s return and return of comparative Indices

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of -5.59% and a total return based on NAV of -4.33%. At the end of the Reporting Period, the Fund’s market price of $14.02 per share represented a discount of 12.21% to its NAV of $15.97 per share. At the beginning of the Reporting Period, the Fund’s market price of $15.94 per share represented a discount of 8.60% to its NAV of $17.44 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market value of the Fund’s shares fluctuates from time to time and maybe higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 26 for additional information about the Fund's performance.

Total Return
Index	(for Reporting Period)
Bloomberg U.S. Aggregate Bond Index	-4.06%
Bloomberg U.S. Corporate Bond High Yield Index	-2.86%
Credit Suisse Leveraged Loan Index	1.06%
ICE Bank of America Asset Backed Security Master BBB-AA Index	-3.08%
NASDAQ 100 Index	-4.40%
Russell 2000 Index	1.98%
S&P 500 Index	-0.40%

Discuss the Fund’s distributions

During the Reporting Period, the Fund paid a monthly distribution of $0.118750 per share. The most recent distribution represents an annualized distribution rate of 10.16% based on the Fund’s closing market price of $14.02 per share at the end of the Reporting Period.

1 Guggenheim Partners Advisors, LLC ("GPA") also served as an investment sub-adviser to the Fund during the Reporting Period. GPA was terminated as an investment sub-adviser to the Fund effective December 22, 2022.

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2022

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 29, and Note 2(f) on page 92 for more information on distributions for the period.

Payable Date	Amount
June 30, 2022	$0.11875
July 29, 2022	$0.11875
August 31, 2022	$0.11875
September 30, 2022	$0.11875
October 31, 2022	$0.11875
November 30, 2022	$0.11875
Total	$0.71250

What factors contributed or detracted from the Fund’s Performance during the Reporting Period?

The Reporting Period was marked by a material move higher in interest rates and spreads in reaction to accelerating inflation early in the period and simultaneously rising concerns of slower growth from restrictive monetary policy. While typically spreads and interest rates exhibit negative correlation, the Reporting Period was marked by an unusual positive correlation between risky and risk-free assets. Accordingly, duration and credit spread exposure both detracted from performance, while carry contributed positively. The Fund, which at Reporting Period end had a duration of 3.70 years, experienced negative performance as the 10 year Treasury yield rose by nearly 90 basis points. One basis point is equal to one-hundredth of one percent, or 0.01%. Duration positioning remained roughly constant throughout the period. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years, and reflects the weighted average term to maturity of discounted bond cash flow.) GPIM may seek to manage the Fund’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. Credit spreads accounted for roughly 470 basis points of negative performance, as the Fund maintained exposure to a diversified portfolio of credit sectors for income generation. Investment Grade and High Yield credit spreads widened rapidly to nearly the 80th historical percentile, and partially retraced the moves to ultimately finish around the 60th percentile. High Yield exposure, which accounted for approximately 45% of the Fund, detracted the most from performance, while floating rate sector exposures performed the best. Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. Particularly on a yield-basis, high quality spread product valuations are compelling for long-term oriented investors.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 7

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2022

Discuss the Fund’s Use of Leverage

At the end of the Reporting Period, the Fund’s leverage was approximately 28% of Managed Assets, which is down from 30% at the beginning of the Reporting Period.

The Fund currently employs financial leverage through reverse repurchase agreements with ten counterparties.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Investments in Investment Funds (as defined below in the Risks and Other Considerations section) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Fund use derivatives during the Reporting Period?

The Fund used a variety of derivatives during the Reporting Period both to gain market exposure and to hedge certain exposures. Derivatives used for hedging generated mixed performance. Foreign currency forwards, used to hedge non-USD exposures, contributed positively as the dollar strengthened versus both the Euro and the Pound. Call writing added to performance as equity indices broadly fell. The Fund also utilized S&P 500 Puts and Put Spreads to partially protect against drawdowns in risk assets. Put option hedges contributed roughly 35 basis points to overall performance during the period. High yield credit default swap index exposure used to gain market exposure contributed positively to performance. Interest rate swaps detracted from performance.

How was the Fund positioned at the end of the Reporting Period?

Risk asset valuations remain volatile as central banks continue to raise interest rates to combat near record inflation and the probability of a recession has risen. We expect volatility to continue for several months as rapidly changing economic data remains acutely impactful on valuations, although credit market valuations have meaningfully cheapened and offer attractive entry points. During the Reporting Period, the Fund reduced exposure to lower quality credit segments which have greater fundamental exposure to a downturn and, until recently, were outperforming higher quality segments on a risk-adjusted basis. The Fund redeployed capital into higher quality credit segments at all-in yields not achievable in over a decade. While credit markets are attractive to long-run investors, equity valuations remain expensive and the risk versus reward trade-off is unfavorable in our assessment. Accordingly, the allocation to equity strategies remains at the low end of the Fund’s long-term target range.

8 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2022

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), ABS, and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate Bond High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The ICE Bank of America Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 9

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2022

Risks and Other Considerations

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, geopolitical tensions, and labor and public health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events.

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/gug for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Below Investment Grade Securities Risk. The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. The Fund will not invest more than 25% of its total assets in securities, including structured instruments, such as MBS and CMBS, rated CCC or below (or, if unrated, determined to be of comparable credit quality by the Sub-Adviser) at the time of investment. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality may involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). If the Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance.

In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay

10 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2022

interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings.

Common Equity Securities Risk. The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Convertible Securities Risk. Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Corporate Bond Risk. Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Depending on the nature of the seniority provisions, a senior corporate bond may be

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 11

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2022

junior to other credit securities of the issuer. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below-investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”), whose issuers are particularly susceptible to fail to meet principal or interest obligations. Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality rating may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened under adverse economic conditions or in market environments where interest rates are rising.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the high inflation in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including increasing interest rates and implementation of quantitative tightening. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes. The U.S. Federal Reserve Board (“Federal Reserve”) has signaled its intention to continue raising interest rates and maintain interest rates at increased levels until inflation decreases to the Federal Reserve’s target level. It is difficult to accurately predict the effect of these actions. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance.

Derivatives Transactions Risk. In addition to the Covered Call Option Strategy and other options strategies, the Fund may, but is not required to, utilize other derivatives, including futures contracts, swaps transactions and other strategic transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2022

(other than its covered call writing strategy). There may be imperfect correlation between the value of derivative instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Changes in value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the Sub-Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. To the extent the Fund enters into derivatives transactions to hedge exposure to foreign currencies, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The Fund also may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. Derivatives transactions also are subject to operational risk, including from documentation issues, settlement issues, system failures, inadequate controls, and human error, and legal risk, including risk of insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

Financial Leverage and Leveraged Transactions Risk. The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares (“Preferred Shares”) and through Borrowings, or through a combination of the foregoing (collectively “Financial Leverage”). Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Fund’s common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transaction proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

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Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Fund’s common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on Borrowings or in the dividend rate on any Preferred Shares that the Fund must pay will reduce the return to the shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares. Investments in Investment Funds (as defined below) and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates, including changes in reference rates used in fixed-income and other debt instruments (such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”)), may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline, and when interest rates decrease, the values of fixed-income and other debt instruments rise. The Federal Reserve, in recent periods, has increased interest rates at significant levels and signaled an intention to continue to raise interest rates and maintain interest rates at increased levels until inflation decreases to the Federal Reserve’s target level. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. It is difficult to accurately predict how long the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where they trade.

Investment and Market Risk. An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the common shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, natural/environmental disasters, cyber-attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. Many economies and markets are experiencing, and have experienced in recent periods, high inflation rates. In response to such inflation, government authorities have implemented

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significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the market) which may adversely affect financial markets and the broader economy, as well as the Fund’s performance.

Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above or other events, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets.

At any point in time, your common shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.

Investment Funds Risk. The Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). These investments include open-end funds, closed-end funds, ETFs and business development companies as well as other pooled investment vehicles.

Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by common shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne of other Investment Funds in which the Fund invests may be similar to the fees and expenses borne of the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, as well as other expenses borne by such entities, thus resulting in fees and expenses at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses).

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Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on the Sub-Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and investments and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or underlying fund or investment will achieve its particular investment objective.

Preferred Securities/Preferred Stock Risk. The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Prepayment Risk. Certain debt instruments, including loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”) and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and

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mortgage- and other asset-backed securities are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Senior Loans Risk. The Fund may invest in senior secured floating rate Loans made to corporations and other non-governmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and the Sub-Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Sub-Adviser with respect to investments in Senior Loans. The Sub-Adviser’s judgment about the credit quality of a borrower may be wrong.

Second Lien Loans Risk. The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk. Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such Loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or

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bankruptcy after giving effect to the higher-ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk. Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below-investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher-ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher-ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.

Loans and Loan Participations and Assignments Risk. The Fund may invest in Loans directly or through participations or assignments. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan. Lenders selling a participation and other persons interpositioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. Many Loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a Loan at an advantageous time or price. Transactions in Loans are often subject to long

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settlement periods. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress.

The Fund invests in or is exposed to Loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations.

The Fund is subject to other risks associated with investments in (or exposure to) Loans and other similar obligations, including that such Loans or obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Mezzanine Investments Risk. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher-ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its Covered Call Option Strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the

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security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required under current regulatory requirements, cash or cash equivalents in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and over the counter (“OTC”) options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase and write covered put options. A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Sub-Adviser, in accordance with the procedures established by the Board, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Sub-Adviser, as described above. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the

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market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Short Sales Risk. The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and is greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations.

Structured Finance Investments Risk. The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying assets. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

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Mortgage-Backed Securities Risk. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk. Income from and values of MBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural technological, global or local economic developments, as well as reduced demand for properties. In addition, the general effects of inflation on the U.S. economy can be wide-ranging, as evidenced by rising interest rates, wages and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation, as are currently being experienced, may negatively affect the value of certain MBS in the secondary market. MBS are particularly sensitive to changes in interest rates. Rising interest rates generally result in a decline in the value of mortgage-related securities, such as CMBS and RMBS.

Additional risks relating to investments in MBS may arise because of the type of MBS in which the Fund invests, defined by the assets collateralizing the MBS. For example, collateralized mortgage obligations (“CMOs”) may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS.

MBS generally are classified as either CMBS or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.

Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for RMBS. CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In

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addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Moreover, economic decline in the businesses operated by the tenants of office properties may increase the likelihood that the tenants may be unable to pay their rents or that properties may be unable to attract or retain tenants. Moreover, other types of events, domestic or international, may affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans.

Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Asset-Backed Securities Risk. ABS are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Structured Finance Investments Risk,” ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS. ABS are particularly subject to interest rate risk and credit risk. Compared to other fixed income investments with similar maturity and credit, ABS generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise.

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MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2022

CLO, CDO and CBO Risk. The Fund may invest in collateralized debt obligations (“CDO”), collateralized bond obligation (“CBO”) and collateralized loan obligation (“CLO”). In addition to the general risks associated with credit or debt securities discussed herein and the risks discussed under “Structured Finance Investments Risks,” CLOs, CDOs and CBOs are subject to additional risks due to their complex structure and highly leveraged nature. CLOs, CDOs and CBOs are subject to risks because of the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments. The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing the credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults; liquidity conditions; and supply and demand for structured products. Additionally, the indirect investment structure of CLOs, CDOs and CBOs presents certain risks to the Fund such as less liquidity compared with holding the underlying assets directly. CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which would be borne by the Fund.

U.S. Government Securities Risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency and GSE issued securities, there is no guarantee the U.S. government will support the agency or GSE if it is unable to meet its obligations.

Valuation of Certain Income Securities Risk. The Sub-Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more

24 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	November 30, 2022

research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 25

FUND SUMMARY (Unaudited)	November 30, 2022

Fund Statistics
Market Price	$14.02
Net Asset Value	$15.97
Discount to NAV	-12.21%
Net Assets ($000)	$526,687

AVERAGE ANNUAL TOTAL RETURNS FOR THE

PERIOD ENDED NOVEMBER 30, 2022

		Since Inception
	Six month	(annualized)
	(non-annualized)	(11/23/21)
Guggenheim Active Allocation Fund
NAV	-4.33%	-14.14%
Market	-5.59%	-22.24%
Bloomberg U.S. Aggregate Bond Index	-4.06%	-11.61%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $20.00 per share for share price returns or initial net asset value (NAV) of $20.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

26 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2022

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	53.4%
Senior Floating Rate Interests	28.2%
Asset-Backed Securities	14.0%
Exchange-Traded Funds	14.0%
Common Stocks	11.1%
Preferred Stocks	6.7%
Collateralized Mortgage Obligations	3.3%
Closed-End Funds	2.4%
U.S. Government Securities	1.4%
Other	2.8%
Total Investments	137.3%
Options Written	(0.3%)
Other Assets & Liabilities, net	(37.0%)
Net Assets	100.0%
Ten Largest Holdings	% of Net Assets
Invesco QQQ Trust Series	4.0%
SPDR S&P 500 ETF Trust	3.9%
iShares Russell 2000 Index ETF	3.9%
Midcap Funding XLVI Trust, 7.35%	2.5%
CIFC Funding Ltd., 11.08%	1.4%
iShares Silver Trust	1.3%
Madison Park Funding LIII Ltd., 9.99%	1.2%
Hotwire Funding LLC, 4.46%	1.2%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	1.1%
NuStar Logistics, LP, 6.38%	1.1%
Top Ten Total	21.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gug. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 27

FUND SUMMARY (Unaudited) continued	November 30, 2022

Portfolio Composition by Quality Rating[1]
% of Total
Rating	Investments
Investments
AAA	2.5%
A	1.7%
BBB	7.6%
BB	22.1%
B	31.3%
CCC	2.3%
NR2	7.2%
Other Instruments	25.3%
Total Investments	100.0%

1 Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

2 NR (not rated) securities do not necessarily indicate low credit quality.

28 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2022

All or a portion of the above distributions may be characterized as a return of capital. For the calendar year ended December 31, 2022, 82% of the distributions were characterized as ordinary income and 18% of the distributions were characterized as long-term capital gains. The final determination of the tax character of the distributions paid by the Fund in 2022 will be reported to shareholders in January 2023.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited)	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1%
Financial – 3.9%
MSD Acquisition Corp. — Class A*,1	394,720	$ 3,963,027
Colicity, Inc. — Class A*,1,2	311,340	3,128,967
RXR Acquisition Corp. — Class A*,1	116,625	1,172,081
Blue Whale Acquisition Corp. I — Class A*,1	87,092	849,147
Acropolis Infrastructure Acquisition Corp. — Class A*,1	75,728	748,193
TPG Pace Beneficial II Corp.*,1	74,305	730,418
Invesco Ltd.	29,197	557,955
Franklin Resources, Inc.	20,431	547,755
BlackRock, Inc. — Class A	735	526,260
Waverley Capital Acquisition Corp. 1 — Class A*,1	52,224	520,151
T. Rowe Price Group, Inc.	3,987	498,016
Lincoln National Corp.	8,597	334,767
Nasdaq, Inc.	4,653	318,544
Goldman Sachs Group, Inc.	782	301,969
Synchrony Financial	7,297	274,221
JPMorgan Chase & Co.	1,984	274,149
SVB Financial Group*	1,156	267,938
Charles Schwab Corp.	3,186	262,972
Signature Bank	1,846	257,517
State Street Corp.	3,115	248,172
Bank of America Corp.	6,340	239,969
Simon Property Group, Inc. REIT	1,966	234,819
Bank of New York Mellon Corp.	5,113	234,687
CBRE Group, Inc. — Class A*	2,920	232,432
Citizens Financial Group, Inc.	5,454	231,140
Citigroup, Inc.	4,721	228,544
Intercontinental Exchange, Inc.	2,023	219,111
Alexandria Real Estate Equities, Inc. REIT	1,357	211,163
KeyCorp	11,155	209,825
Truist Financial Corp.	4,474	209,428
Healthpeak Properties, Inc. REIT	7,889	207,165
First Republic Bank	1,594	203,410
Capital One Financial Corp.	1,965	202,867
Essex Property Trust, Inc. REIT	761	167,709
Vornado Realty Trust REIT	5,532	139,904
Glacier Bancorp, Inc.	1,288	74,575
EastGroup Properties, Inc. REIT	473	73,429
STAG Industrial, Inc. REIT	2,043	67,235
Valley National Bancorp	4,679	59,236
Houlihan Lokey, Inc.	597	58,715

See notes to financial statements.

30 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Financial – 3.9% (continued)
First Financial Bankshares, Inc.	1,517	$ 56,053
Terreno Realty Corp. REIT	863	50,606
Pacific Premier Bancorp, Inc.	1,095	40,460
National Storage Affiliates Trust REIT	949	37,780
WSFS Financial Corp.	760	36,868
Innovative Industrial Properties, Inc. REIT	292	35,393
LXP Industrial Trust REIT	3,282	35,314
Essential Properties Realty Trust, Inc. REIT	1,411	32,749
Macerich Co. REIT	2,498	31,725
Broadstone Net Lease, Inc. REIT	1,850	31,394
Outfront Media, Inc. REIT	1,700	31,093
Moelis & Co. — Class A	714	30,859
Walker & Dunlop, Inc.	341	30,455
Hamilton Lane, Inc. — Class A	407	30,069
Navient Corp.	1,773	29,379
Piper Sandler Cos.	204	29,307
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	896	29,066
Focus Financial Partners, Inc. — Class A*	751	28,658
Axos Financial, Inc.*	669	26,833
Artisan Partners Asset Management, Inc. — Class A	687	23,832
Trupanion, Inc.*	446	23,312
Cannae Holdings, Inc.*	994	23,031
Flagstar Bancorp, Inc.	611	22,937
Cohen & Steers, Inc.	291	19,279
Chimera Investment Corp. REIT	2,752	18,851
Triumph Bancorp, Inc.*	281	16,793
BRP Group, Inc. — Class A*	559	16,792
CNO Financial Group, Inc.	704	16,530
Virtus Investment Partners, Inc.	85	16,485
Newmark Group, Inc. — Class A	1,942	16,468
StepStone Group, Inc. — Class A	527	15,800
Service Properties Trust REIT	1,924	15,103
Pathward Financial, Inc.	345	15,018
Flywire Corp.*	659	14,294
Stewart Information Services Corp.	313	13,853
Brandywine Realty Trust REIT	1,990	13,751
Live Oak Bancshares, Inc.	376	12,540
LendingClub Corp.*	1,171	12,073
Tanger Factory Outlet Centers, Inc. REIT	600	11,670
Customers Bancorp, Inc.*	357	11,520
Hilltop Holdings, Inc.	362	10,788

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Financial – 3.9% (continued)
PennyMac Financial Services, Inc.	176	$ 10,500
Bank of NT Butterfield & Son Ltd.	294	10,231
Argo Group International Holdings Ltd.	371	10,084
eXp World Holdings, Inc.	736	9,620
Veritex Holdings, Inc.	278	9,079
Silvergate Capital Corp. — Class A*	327	8,970
Uniti Group, Inc. REIT	1,153	8,786
Eagle Bancorp, Inc.	185	8,725
Goosehead Insurance, Inc. — Class A*	211	8,569
Safehold, Inc. REIT	272	8,032
BGC Partners, Inc. — Class A	1,855	7,995
Piedmont Office Realty Trust, Inc. — Class A REIT	727	7,568
MFA Financial, Inc. REIT	649	7,256
Farmer Mac — Class C	53	6,670
Redfin Corp.*	1,216	6,518
Empire State Realty Trust, Inc. — Class A REIT	838	6,461
Capitol Federal Financial, Inc.	762	6,378
ConnectOne Bancorp, Inc.	218	5,720
Centerspace REIT	83	5,354
Redwood Trust, Inc. REIT	675	5,333
B Riley Financial, Inc.	118	5,183
Anywhere Real Estate, Inc.*	675	5,096
Community Healthcare Trust, Inc. REIT	141	4,972
Office Properties Income Trust REIT	281	4,296
Northfield Bancorp, Inc.	258	4,115
First Bancshares, Inc.	120	4,103
First Foundation, Inc.	284	3,979
Brightsphere Investment Group, Inc.	189	3,848
Plymouth Industrial REIT, Inc.	182	3,767
Metropolitan Bank Holding Corp.*	57	3,622
Global Medical REIT, Inc.	351	3,545
SiriusPoint Ltd.*	527	3,436
Central Pacific Financial Corp.	160	3,390
LendingTree, Inc.*	136	3,257
iStar, Inc. REIT	393	3,156
HomeStreet, Inc.	114	3,112
Broadmark Realty Capital, Inc. REIT	753	3,065
ARMOUR Residential REIT, Inc.	518	3,046
Diamond Hill Investment Group, Inc.	17	3,025
AssetMark Financial Holdings, Inc.*	108	2,685

See notes to financial statements.

32 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Financial – 3.9% (continued)
Business First Bancshares, Inc.	114	$ 2,681
Seritage Growth Properties REIT*	222	2,657
TPG RE Finance Trust, Inc. REIT	358	2,653
Metrocity Bankshares, Inc.	113	2,542
City Office REIT, Inc.	254	2,512
Invesco Mortgage Capital, Inc. REIT	183	2,401
Hingham Institution For Savings The	8	2,348
Southern Missouri Bancorp, Inc.	45	2,334
Oppenheimer Holdings, Inc. — Class A	55	2,291
West BanCorp, Inc.	95	2,284
One Liberty Properties, Inc. REIT	95	2,265
GCM Grosvenor, Inc. — Class A	258	2,263
HomeTrust Bancshares, Inc.	87	2,227
Merchants Bancorp	87	2,226
Blue Foundry Bancorp*	167	2,183
Southern First Bancshares, Inc.*	44	2,178
Waterstone Financial, Inc.	128	2,144
Alerus Financial Corp.	89	2,106
Civista Bancshares, Inc.	88	2,012
Enterprise Bancorp, Inc.	55	1,924
Tiptree, Inc. — Class A	138	1,914
RBB Bancorp	83	1,865
Sierra Bancorp	83	1,796
Universal Insurance Holdings, Inc.	161	1,769
Douglas Elliman, Inc.	429	1,768
Franklin Street Properties Corp. REIT	595	1,737
Orchid Island Capital, Inc. REIT	158	1,716
World Acceptance Corp.*	24	1,702
Industrial Logistics Properties Trust REIT	380	1,547
Diversified Healthcare Trust REIT	1,414	1,400
Sculptor Capital Management, Inc.	130	1,307
Regional Management Corp.	44	1,295
HCI Group, Inc.	33	1,235
Fidelity D&D Bancorp, Inc.	23	1,118
Investors Title Co.	7	1,075
Great Ajax Corp. REIT	129	1,006
Maiden Holdings Ltd.*	414	865
Legacy Housing Corp.*	47	823
Citizens, Inc.*	297	814
Pioneer Bancorp, Inc.*	69	811

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Financial – 3.9% (continued)
Atlanticus Holdings Corp.*	28	$ 806
Greenhill & Company, Inc.	85	796
Oportun Financial Corp.*	124	687
Ashford Hospitality Trust, Inc. REIT*	101	658
Lemonade, Inc.*	30	596
eHealth, Inc.*	145	516
GAMCO Investors, Inc. — Class A	30	480
Curo Group Holdings Corp.	125	446
Trean Insurance Group, Inc.*	105	290
Heritage Insurance Holdings, Inc.	154	254
Fathom Holdings, Inc.*	36	176
Finance of America Companies, Inc. — Class A*	106	145
SouthState Corp.	2	140
Rafael Holdings, Inc. — Class B*	60	118
United Insurance Holdings Corp.	121	39
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,1	329,700	33
Total Financial		20,614,884
Technology – 1.9%
Paycom Software, Inc.*	1,974	669,383
Teradyne, Inc.	6,613	617,985
Applied Materials, Inc.	5,633	617,377
NVIDIA Corp.	3,103	525,121
ANSYS, Inc.*	2,022	514,195
Qorvo, Inc.*	5,008	497,044
Intuit, Inc.	1,181	481,364
QUALCOMM, Inc.	3,717	470,163
Skyworks Solutions, Inc.	4,710	450,370
Advanced Micro Devices, Inc.*	5,788	449,322
NetApp, Inc.	6,423	434,259
IPG Photonics Corp.*	4,423	402,626
Lam Research Corp.	791	373,653
Zebra Technologies Corp. — Class A*	1,317	355,959
Ceridian HCM Holding, Inc.*	4,165	285,053
MSCI, Inc. — Class A	560	284,385
Oracle Corp.	3,285	272,754
Micron Technology, Inc.	4,612	265,882
Tyler Technologies, Inc.*	642	220,039
Adobe, Inc.*	614	211,787
Salesforce, Inc.*	1,292	207,043
Take-Two Interactive Software, Inc.*	1,666	176,080

See notes to financial statements.

34 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Technology – 1.9% (continued)
Seagate Technology Holdings plc	2,826	$ 149,693
Lattice Semiconductor Corp.*	1,586	115,508
Silicon Laboratories, Inc.*	444	64,575
SPS Commerce, Inc.*	422	60,034
Power Integrations, Inc.	691	55,612
Maximus, Inc.	716	50,335
Synaptics, Inc.*	463	49,064
Diodes, Inc.*	510	47,037
Blackline, Inc.*	633	42,848
Workiva, Inc.*	501	40,361
MACOM Technology Solutions Holdings, Inc.*	577	39,634
Envestnet, Inc.*	635	37,478
Blackbaud, Inc.*	560	33,191
Sprout Social, Inc. — Class A*	530	31,429
Ambarella, Inc.*	412	30,570
MaxLinear, Inc. — Class A*	829	30,341
Varonis Systems, Inc.*	1,250	26,550
Altair Engineering, Inc. — Class A*	540	26,498
Semtech Corp.*	756	23,239
PagerDuty, Inc.*	967	21,506
MicroStrategy, Inc. — Class A*	108	21,394
SiTime Corp.*	188	19,827
Rapid7, Inc.*	659	19,375
Digital Turbine, Inc.*	1,060	19,356
Ultra Clean Holdings, Inc.*	521	18,563
DigitalOcean Holdings, Inc.*	593	17,689
Appian Corp. — Class A*	461	17,532
Phreesia, Inc.*	584	16,247
Asana, Inc. — Class A*	853	15,490
3D Systems Corp.*	1,453	14,733
JFrog Ltd.*	632	13,891
Apollo Medical Holdings, Inc.*	442	12,579
Momentive Global, Inc.*	1,553	12,315
Outset Medical, Inc.*	548	11,552
Zuora, Inc. — Class A*	1,333	10,237
Schrodinger Incorporated/United States*	531	9,558
Cerence, Inc.*	454	9,312
SMART Global Holdings, Inc.*	547	9,250
LivePerson, Inc.*	775	9,098
Yext, Inc.*	1,330	7,089

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Technology – 1.9% (continued)
Grid Dynamics Holdings, Inc.*	530	$ 6,752
Donnelley Financial Solutions, Inc.*	172	6,567
Health Catalyst, Inc.*	609	6,382
Bandwidth, Inc. — Class A*	275	6,286
Veeco Instruments, Inc.*	291	5,785
8x8, Inc.*	1,327	5,680
TTEC Holdings, Inc.	108	5,179
BigCommerce Holdings, Inc.*	567	4,899
Domo, Inc. — Class B*	330	4,719
Desktop Metal, Inc. — Class A*	2,196	4,502
Pitney Bowes, Inc.	1,031	3,938
Sumo Logic, Inc.*	514	3,906
CEVA, Inc.*	132	3,586
PAR Technology Corp.*	147	3,582
Sapiens International Corporation N.V.	184	3,581
American Software, Inc. — Class A	187	2,769
Corsair Gaming, Inc.*	163	2,750
OneSpan, Inc.*	210	2,640
Mitek Systems, Inc.*	255	2,609
Alkami Technology, Inc.*	165	2,074
Daily Journal Corp.*	7	1,925
Porch Group, Inc.*	894	1,824
Intapp, Inc.*	77	1,779
Integral Ad Science Holding Corp.*	175	1,741
Cardlytics, Inc.*	382	1,715
Digimarc Corp.*	76	1,693
Unisys Corp.*	384	1,651
Rackspace Technology, Inc.*	324	1,581
Vuzix Corp.*	349	1,455
Brightcove, Inc.*	242	1,338
Upland Software, Inc.*	172	1,297
CoreCard Corp.*	43	1,286
AvidXchange Holdings, Inc.*	147	1,267
Cantaloupe, Inc.*	347	1,260
ON24, Inc.*	161	1,232
Enfusion, Inc. — Class A*	126	1,203
Veritone, Inc.*	169	1,139
Atomera, Inc.*	120	1,024
Telos Corp.*	238	976
Avaya Holdings Corp.*	985	951

See notes to financial statements.

36 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Technology – 1.9% (continued)
Diebold Nixdorf, Inc.*	429	$ 922
Ouster, Inc.*	748	883
CS Disco, Inc.*	84	657
Smith Micro Software, Inc.*	275	619
Tabula Rasa HealthCare, Inc.*	134	603
Outbrain, Inc.*	127	493
SecureWorks Corp. — Class A*	58	416
DarioHealth Corp.*	80	397
UserTesting, Inc.*	44	326
EMCORE Corp.*	218	310
Forian, Inc.*	112	277
Viant Technology, Inc. — Class A*	68	260
iCAD, Inc.*	130	234
Arteris, Inc.*	29	144
Weave Communications, Inc.*	27	106
Ryvyl, Inc.*	109	80
NantHealth, Inc.*	160	41
Society Pass, Inc.*	19	29
Total Technology		10,165,754
Consumer, Cyclical – 1.9%
Penn Entertainment, Inc.*	15,035	529,082
Aptiv plc*	4,627	493,562
Tesla, Inc.*	2,487	484,219
Bath & Body Works, Inc.	10,922	464,185
PVH Corp.	6,676	448,494
Royal Caribbean Cruises Ltd.*	7,219	432,635
Caesars Entertainment, Inc.*	8,165	414,864
Ross Stores, Inc.	2,913	342,773
Starbucks Corp.	3,091	315,900
Wynn Resorts Ltd.*	3,535	295,738
Copart, Inc.*	4,426	294,595
Carnival Corp.*	29,371	291,654
DR Horton, Inc.	3,158	271,588
Home Depot, Inc.	807	261,460
Lennar Corp. — Class A	2,953	259,362
Domino’s Pizza, Inc.	662	257,339
General Motors Co.	6,159	249,809
Lowe’s Companies, Inc.	1,151	244,645
Best Buy Company, Inc.	2,703	230,566
NIKE, Inc. — Class B	2,085	228,703

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Cyclical – 1.9% (continued)
MGM Resorts International	6,107	$ 225,104
Ford Motor Co.	15,940	221,566
Target Corp.	1,235	206,331
Whirlpool Corp.	1,379	202,065
Pool Corp.	578	190,399
Advance Auto Parts, Inc.	1,253	189,190
CarMax, Inc.*	2,577	178,741
VF Corp.	4,779	156,847
Macy’s, Inc.	3,538	83,143
Under Armour, Inc. — Class A*	8,161	81,610
Under Armour, Inc. — Class C*	9,303	81,122
Crocs, Inc.*	683	68,983
Fox Factory Holding Corp.*	493	52,307
AMC Entertainment Holdings, Inc. — Class A*	6,030	43,597
Adient plc*	1,106	43,068
Signet Jewelers Ltd.	620	40,300
National Vision Holdings, Inc.*	969	39,206
Meritage Homes Corp.*	432	37,329
Goodyear Tire & Rubber Co.*	3,229	36,230
SeaWorld Entertainment, Inc.*	590	33,665
Steven Madden Ltd.	944	32,606
Papa John’s International, Inc.	387	32,222
Cracker Barrel Old Country Store, Inc.	278	31,914
Skyline Champion Corp.*	613	31,870
Dana, Inc.	1,698	29,902
KB Home	932	29,255
International Game Technology plc	1,173	28,785
LCI Industries	289	28,570
Topgolf Callaway Brands Corp.*	1,357	28,429
American Eagle Outfitters, Inc.	1,778	28,128
Gentherm, Inc.*	390	27,920
Kontoor Brands, Inc.	608	26,417
Sonos, Inc.*	1,488	26,085
LGI Homes, Inc.*	252	25,034
Cavco Industries, Inc.*	108	24,800
Installed Building Products, Inc.	276	23,441
Urban Outfitters, Inc.*	804	23,268
Shake Shack, Inc. — Class A*	439	23,091
Boot Barn Holdings, Inc.*	342	23,034
Winnebago Industries, Inc.	379	22,206

See notes to financial statements.

38 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Cyclical – 1.9% (continued)
MDC Holdings, Inc.	670	$ 21,728
MillerKnoll, Inc.	872	17,780
iRobot Corp.*	315	16,408
Abercrombie & Fitch Co. — Class A*	656	15,731
Sally Beauty Holdings, Inc.*	1,288	15,147
Fisker, Inc.*	1,915	14,822
Camping World Holdings, Inc. — Class A	489	13,462
Tri Pointe Homes, Inc.*	647	11,931
SkyWest, Inc.*	584	10,775
Wolverine World Wide, Inc.	954	10,685
Shyft Group, Inc.	406	9,959
Lions Gate Entertainment Corp. — Class B*	1,385	9,861
Cheesecake Factory, Inc.	270	9,461
Vista Outdoor, Inc.*	330	9,230
Acushnet Holdings Corp.	201	9,135
Brinker International, Inc.*	259	8,664
Century Communities, Inc.	176	8,476
H&E Equipment Services, Inc.	188	7,883
Buckle, Inc.	174	7,647
Sleep Number Corp.*	260	7,605
M/I Homes, Inc.*	167	7,545
Patrick Industries, Inc.	133	7,439
Allegiant Travel Co. — Class A*	90	7,435
Nikola Corp.*	2,697	7,066
La-Z-Boy, Inc.	258	7,025
Malibu Boats, Inc. — Class A*	121	6,983
Big Lots, Inc.	354	6,903
Children’s Place, Inc.*	161	5,715
Hibbett, Inc.	80	5,333
Douglas Dynamics, Inc.	134	5,215
Winmark Corp.	20	4,800
Bally’s Corp.*	191	4,775
Standard Motor Products, Inc.	124	4,763
Denny’s Corp.*	362	4,539
GrowGeneration Corp.*	647	4,393
MarineMax, Inc.*	123	4,063
Sun Country Airlines Holdings, Inc.*	187	3,777
Aspen Aerogels, Inc.*	263	3,172
VSE Corp.	63	3,090
Movado Group, Inc.	91	2,929

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Cyclical – 1.9% (continued)
REV Group, Inc.	200	$ 2,778
Shoe Carnival, Inc.	105	2,773
Portillo’s, Inc. — Class A*	136	2,746
Zumiez, Inc.*	114	2,651
Lions Gate Entertainment Corp. — Class A*	341	2,605
Sportsman’s Warehouse Holdings, Inc.*	259	2,543
Beazer Homes USA, Inc.*	174	2,375
PetMed Express, Inc.	118	2,336
Marcus Corp.	136	2,209
Rush Street Interactive, Inc.*	616	2,175
Hyliion Holdings Corp.*	698	2,108
Aeva Technologies, Inc.*	1,231	2,068
Workhorse Group, Inc.*	875	2,012
OneWater Marine, Inc. — Class A*	61	1,994
Lovesac Co.*	76	1,980
Global Industrial Co.	76	1,870
Miller Industries, Inc.	66	1,821
Johnson Outdoors, Inc. — Class A	31	1,753
Purple Innovation, Inc.*	343	1,732
Canoo, Inc.*	1,268	1,699
Rite Aid Corp.*	328	1,663
Universal Electronics, Inc.*	74	1,618
Kimball International, Inc. — Class B	215	1,539
Big 5 Sporting Goods Corp.	123	1,526
Lordstown Motors Corp. — Class A*	904	1,501
Forestar Group, Inc.*	101	1,498
Full House Resorts, Inc.*	194	1,484
Hovnanian Enterprises, Inc. — Class A*	30	1,440
Citi Trends, Inc.*	47	1,420
Fiesta Restaurant Group, Inc.*	209	1,363
Fossil Group, Inc.*	284	1,355
Noodles & Co.*	242	1,333
Tupperware Brands Corp.*	286	1,324
Commercial Vehicle Group, Inc.*	191	1,318
Tilly’s, Inc. — Class A	135	1,283
El Pollo Loco Holdings, Inc.	113	1,232
PLBY Group, Inc.*	337	1,220
Cato Corp. — Class A	117	1,217
Hooker Furnishings Corp.	69	1,174
LL Flooring Holdings, Inc.*	170	1,158

See notes to financial statements.

40 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Cyclical – 1.9% (continued)
Blue Bird Corp.*	95	$ 1,122
Conn’s, Inc.*	106	1,056
VOXX International Corp. — Class A*	92	1,011
Container Store Group, Inc.*	189	898
Sweetgreen, Inc. — Class A*	60	860
NEOGAMES S.A.*	60	829
Snap One Holdings Corp.*	100	811
ONE Group Hospitality, Inc.*	123	811
American Outdoor Brands, Inc.*	84	795
Daktronics, Inc.*	219	756
Weber, Inc. — Class A	107	728
Cooper-Standard Holdings, Inc.*	100	707
Superior Group of Companies, Inc.	69	690
EVI Industries, Inc.*	27	675
Barnes & Noble Education, Inc.*	263	668
Lifetime Brands, Inc.	75	631
Duluth Holdings, Inc. — Class B*	72	631
Hamilton Beach Brands Holding Co. — Class A	44	625
Ideanomics, Inc.*	2,806	617
Lazydays Holdings, Inc.*	44	609
Escalade, Inc.	60	607
Spruce Power Holding Corp.*	625	600
Vera Bradley, Inc.*	155	589
Flexsteel Industries, Inc.	39	577
Traeger, Inc.*	177	566
F45 Training Holdings, Inc.*	176	473
Party City Holdco, Inc.*	658	467
Velodyne Lidar, Inc.*	451	444
Torrid Holdings, Inc.*	103	418
Liberty TripAdvisor Holdings, Inc. — Class A*	434	382
Regis Corp.*	248	322
GAN Ltd.*	239	320
Carrols Restaurant Group, Inc.*	199	297
Kirkland’s, Inc.*	74	284
Nautilus, Inc.*	179	265
Mesa Air Group, Inc.*	204	255
Shift Technologies, Inc.*	725	201
Aterian, Inc.*	154	166
CarLotz, Inc. — Class A*	426	71

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Cyclical – 1.9% (continued)
Arcimoto, Inc.*	8	$ 62
EBET, Inc.*	68	45
Total Consumer, Cyclical		10,007,138
Consumer, Non-cyclical – 1.4%
Intuitive Surgical, Inc.*	2,121	573,519
Bio-Techne Corp.	5,648	480,024
IDEXX Laboratories, Inc.*	1,078	459,088
PayPal Holdings, Inc.*	5,816	456,033
Illumina, Inc.*	1,645	358,742
Moderna, Inc.*	1,850	325,434
Dexcom, Inc.*	2,620	304,654
Align Technology, Inc.*	1,380	271,391
Verisk Analytics, Inc. — Class A	1,404	257,929
Moody’s Corp.	840	250,547
S&P Global, Inc.	673	237,434
Equifax, Inc.	1,142	225,396
Charles River Laboratories International, Inc.*	985	225,141
Zoetis, Inc.	1,380	212,713
Bio-Rad Laboratories, Inc. — Class A*	482	199,890
MarketAxess Holdings, Inc.	746	199,868
Robert Half International, Inc.	2,350	185,133
West Pharmaceutical Services, Inc.	704	165,201
Dentsply Sirona, Inc.	5,242	158,623
Avis Budget Group, Inc.*	484	108,222
Inspire Medical Systems, Inc.*	314	75,853
ASGN, Inc.*	596	53,998
Insperity, Inc.	425	50,384
API Group Corp.*	2,370	45,551
Intellia Therapeutics, Inc.*	814	41,888
Arrowhead Pharmaceuticals, Inc.*	1,200	38,640
Herc Holdings, Inc.	292	37,426
Korn Ferry	630	35,929
LivaNova plc*	625	34,606
TriNet Group, Inc.*	474	34,351
Denali Therapeutics, Inc.*	1,062	33,888
Blueprint Medicines Corp.*	683	32,641
Primo Water Corp.	1,845	28,874
CONMED Corp.	339	28,086
Helen of Troy Ltd.*	281	27,690
Progyny, Inc.*	754	27,619

See notes to financial statements.

42 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Non-cyclical – 1.4% (continued)
Alarm.com Holdings, Inc.*	552	$ 27,545
Beam Therapeutics, Inc.*	596	27,529
Omnicell, Inc.*	513	26,476
Insmed, Inc.*	1,377	25,461
Pacific Biosciences of California, Inc.*	2,271	24,413
AtriCure, Inc.*	525	23,919
Arvinas, Inc.*	548	22,490
Veracyte, Inc.*	791	21,942
Neogen Corp.*	1,258	20,832
Celldex Therapeutics, Inc.*	539	19,992
Fate Therapeutics, Inc.*	948	19,737
Agios Pharmaceuticals, Inc.*	640	19,290
Nevro Corp.*	405	18,918
Vector Group Ltd.	1,685	18,704
Rent-A-Center, Inc.	773	18,622
Arcus Biosciences, Inc.*	526	18,499
Twist Bioscience Corp.*	633	17,313
LiveRamp Holdings, Inc.*	775	17,019
REVOLUTION Medicines, Inc.*	696	16,419
Cassava Sciences, Inc.*	448	15,604
NeoGenomics, Inc.*	1,325	14,853
Owens & Minor, Inc.	718	14,798
Edgewell Personal Care Co.	318	13,741
TG Therapeutics, Inc.*	1,531	13,503
PROG Holdings, Inc.*	663	13,054
Ligand Pharmaceuticals, Inc. — Class B*	177	12,903
Reata Pharmaceuticals, Inc. — Class A*	321	12,705
Recursion Pharmaceuticals, Inc. — Class A*	1,343	12,624
Vericel Corp.*	545	12,442
Coursera, Inc.*	851	11,863
Kymera Therapeutics, Inc.*	403	11,679
Bridgebio Pharma, Inc.*	1,241	11,628
ModivCare, Inc.*	145	11,165
Avid Bioservices, Inc.*	708	11,087
Beauty Health Co.*	1,022	10,986
Enanta Pharmaceuticals, Inc.*	230	10,072
Inhibrx, Inc.*	332	9,953
Deluxe Corp.	503	9,728
Zentalis Pharmaceuticals, Inc.*	428	9,467
Rocket Pharmaceuticals, Inc.*	486	9,176

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Non-cyclical – 1.4% (continued)
Fulgent Genetics, Inc.*	246	$ 8,922
Monro, Inc.	194	8,821
Editas Medicine, Inc.*	801	8,491
SpringWorks Therapeutics, Inc.*	342	8,270
Allogene Therapeutics, Inc.*	811	7,996
American Well Corp. — Class A*	2,183	7,968
CorVel Corp.*	51	7,801
CareDx, Inc.*	593	7,679
Heska Corp.*	114	7,336
Marathon Digital Holdings, Inc.*	1,115	7,047
Travere Therapeutics, Inc.*	348	7,005
Invitae Corp.*	2,340	6,950
2U, Inc.*	857	6,882
Morphic Holding, Inc.*	247	6,797
Green Dot Corp. — Class A*	313	6,379
Cimpress plc*	205	6,066
Alector, Inc.*	695	5,901
Senseonics Holdings, Inc.*	5,152	5,719
Riot Blockchain, Inc.*	1,226	5,701
Accolade, Inc.*	601	5,307
RadNet, Inc.*	266	5,259
Coherus Biosciences, Inc.*	766	5,255
Sangamo Therapeutics, Inc.*	1,415	5,179
Sana Biotechnology, Inc.*	1,029	5,135
Vivint Smart Home, Inc.*	546	5,067
Inovio Pharmaceuticals, Inc.*	2,464	5,027
Community Health Systems, Inc.*	1,457	4,998
B&G Foods, Inc.	375	4,980
Atrion Corp.	8	4,838
Quanterix Corp.*	361	4,801
Varex Imaging Corp.*	224	4,758
Nurix Therapeutics, Inc.*	373	4,621
MacroGenics, Inc.*	716	4,604
Keros Therapeutics, Inc.*	92	4,585
Atara Biotherapeutics, Inc.*	1,012	4,584
Sorrento Therapeutics, Inc.*	3,481	4,525
Repay Holdings Corp.*	507	4,492
TrueBlue, Inc.*	205	4,424
Alphatec Holdings, Inc.*	421	4,319
First Advantage Corp.*	320	4,256

See notes to financial statements.

44 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Non-cyclical – 1.4% (continued)
Protagonist Therapeutics, Inc.*	524	$ 4,145
ViewRay, Inc.*	837	4,034
Cerus Corp.*	986	3,944
C4 Therapeutics, Inc.*	460	3,942
Sutro Biopharma, Inc.*	517	3,872
USANA Health Sciences, Inc.*	70	3,853
NanoString Technologies, Inc.*	532	3,719
Custom Truck One Source, Inc.*	540	3,694
Replimune Group, Inc.*	177	3,623
Vanda Pharmaceuticals, Inc.*	326	3,557
Viad Corp.*	120	3,553
Nuvation Bio, Inc.*	1,852	3,537
Emergent BioSolutions, Inc.*	287	3,530
Cass Information Systems, Inc.	81	3,522
OrthoPediatrics Corp.*	80	3,519
OPKO Health, Inc.*	2,343	3,514
Mission Produce, Inc.*	220	3,496
Ideaya Biosciences, Inc.*	195	3,487
Allakos, Inc.*	417	3,440
Ocugen, Inc.*	2,201	3,434
Heidrick & Struggles International, Inc.	115	3,415
MaxCyte, Inc.*	563	3,372
Transcat, Inc.*	42	3,361
Cardiovascular Systems, Inc.*	234	3,278
Seer, Inc.*	495	3,198
Bluebird Bio, Inc.*	402	3,132
Cara Therapeutics, Inc.*	264	3,115
OmniAb, Inc.*	867	3,070
Heron Therapeutics, Inc.*	1,100	2,981
Kodiak Sciences, Inc.*	399	2,945
Castle Biosciences, Inc.*	124	2,925
Surmodics, Inc.*	80	2,890
AngioDynamics, Inc.*	220	2,849
Generation Bio Co.*	522	2,782
V2X, Inc.*	68	2,748
Anika Therapeutics, Inc.*	86	2,712
Seres Therapeutics, Inc.*	414	2,691
ANI Pharmaceuticals, Inc.*	63	2,643
WW International, Inc.*	627	2,589
Inogen, Inc.*	116	2,589

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Non-cyclical – 1.4% (continued)
Scholar Rock Holding Corp.*	330	$ 2,564
Erasca, Inc.*	335	2,529
Joint Corp.*	165	2,460
iTeos Therapeutics, Inc.*	120	2,418
SI-BONE, Inc.*	193	2,370
Arcturus Therapeutics Holdings, Inc.*	125	2,305
Carriage Services, Inc. — Class A	90	2,263
Aaron’s Company, Inc.	183	2,231
European Wax Center, Inc. — Class A	150	2,175
MiMedx Group, Inc.*	662	2,152
OraSure Technologies, Inc.*	426	2,147
2seventy bio, Inc.*	135	2,115
Vital Farms, Inc.*	146	2,083
Edgewise Therapeutics, Inc.*	225	2,014
Cullinan Oncology, Inc.*	154	1,914
PetIQ, Inc.*	160	1,899
Turning Point Brands, Inc.	86	1,894
Oramed Pharmaceuticals, Inc.*	212	1,791
Utah Medical Products, Inc.	20	1,781
Kezar Life Sciences, Inc.*	219	1,710
Berkeley Lights, Inc.*	578	1,699
Bioxcel Therapeutics, Inc.*	102	1,690
Viking Therapeutics, Inc.*	407	1,648
Pennant Group, Inc.*	152	1,572
PMV Pharmaceuticals, Inc.*	156	1,557
Amneal Pharmaceuticals, Inc.*	594	1,521
Affimed N.V.*	691	1,479
Honest Company, Inc.*	495	1,426
SeaSpine Holdings Corp.*	189	1,416
Ocular Therapeutix, Inc.*	457	1,357
Alta Equipment Group, Inc.	112	1,348
Allovir, Inc.*	175	1,314
BioLife Solutions, Inc.*	61	1,291
Vera Therapeutics, Inc.*	76	1,269
Kinnate Biopharma, Inc.*	153	1,212
Phathom Pharmaceuticals, Inc.*	120	1,198
ALX Oncology Holdings, Inc.*	105	1,166
Willdan Group, Inc.*	66	1,158
Udemy, Inc.*	81	1,149
22nd Century Group, Inc.*	959	1,132

See notes to financial statements.

46 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Non-cyclical – 1.4% (continued)
Accuray, Inc.*	550	$ 1,127
Fulcrum Therapeutics, Inc.*	160	1,096
iRadimed Corp.	37	1,094
MeiraGTx Holdings plc*	177	1,090
Lineage Cell Therapeutics, Inc.*	747	1,083
IGM Biosciences, Inc.*	48	1,056
Marinus Pharmaceuticals, Inc.*	220	1,054
Organogenesis Holdings, Inc.*	379	1,038
NGM Biopharmaceuticals, Inc.*	187	1,034
Precigen, Inc.*	565	1,028
BioAtla, Inc.*	92	1,013
Century Therapeutics, Inc.*	96	1,008
Annexon, Inc.*	185	1,006
UroGen Pharma Ltd.*	116	994
Tactile Systems Technology, Inc.*	114	976
HF Foods Group, Inc.*	217	964
Whole Earth Brands, Inc.*	222	961
Avita Medical, Inc.*	144	958
Chimerix, Inc.*	435	944
Pulmonx Corp.*	155	933
InfuSystem Holdings, Inc.*	108	927
Lexicon Pharmaceuticals, Inc.*	408	873
Stoke Therapeutics, Inc.*	113	852
Ginkgo Bioworks Holdings, Inc.*	428	852
Vaxart, Inc.*	715	844
Tarsus Pharmaceuticals, Inc.*	50	841
Instil Bio, Inc.*	629	837
KemPharm, Inc.*	172	819
Citius Pharmaceuticals, Inc.*	687	804
Poseida Therapeutics, Inc.*	171	780
ARS Pharmaceuticals, Inc.*	122	759
Remitly Global, Inc.*	71	743
Gritstone bio, Inc.*	249	732
Absci Corp.*	287	717
Rain Therapeutics, Inc.*	92	710
Selecta Biosciences, Inc.*	542	710
Cue Biopharma, Inc.*	183	706
Innovage Holding Corp.*	109	706
Stereotaxis, Inc.*	295	702
Rigel Pharmaceuticals, Inc.*	1,018	684

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Non-cyclical – 1.4% (continued)
ORIC Pharmaceuticals, Inc.*	188	$ 675
Outlook Therapeutics, Inc.*	646	672
CytomX Therapeutics, Inc.*	386	672
Sesen Bio, Inc.*	1,182	655
CEL-SCI Corp.*	214	636
Paratek Pharmaceuticals, Inc.*	285	633
Nature’s Sunshine Products, Inc.*	70	623
Harvard Bioscience, Inc.*	234	599
Inotiv, Inc.*	99	598
Athira Pharma, Inc.*	192	597
VBI Vaccines, Inc.*	1,112	578
Asensus Surgical, Inc.*	1,394	572
Durect Corp.*	1,348	566
Graphite Bio, Inc.*	160	565
Personalis, Inc.*	214	544
HireQuest, Inc.	30	525
Atossa Therapeutics, Inc.*	697	523
Celcuity, Inc.*	57	521
Vor BioPharma, Inc.*	113	520
Singular Genomics Systems, Inc.*	244	498
ChromaDex Corp.*	279	480
Seelos Therapeutics, Inc.*	585	479
Verastem, Inc.*	1,027	472
89bio, Inc.*	58	464
EyePoint Pharmaceuticals, Inc.*	142	454
Spectrum Pharmaceuticals, Inc.*	971	447
Theseus Pharmaceuticals, Inc.*	67	442
Icosavax, Inc.*	132	441
Kronos Bio, Inc.*	231	439
Alpine Immune Sciences, Inc.*	69	433
Olema Pharmaceuticals, Inc.*	150	431
Praxis Precision Medicines, Inc.*	194	429
Prelude Therapeutics, Inc.*	64	427
Tattooed Chef, Inc.*	281	424
Frequency Therapeutics, Inc.*	191	424
Curis, Inc.*	516	416
Precision BioSciences, Inc.*	296	406
Tenaya Therapeutics, Inc.*	153	405
Homology Medicines, Inc.*	249	383
Evelo Biosciences, Inc.*	181	378

See notes to financial statements.

48 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Non-cyclical – 1.4% (continued)
AppHarvest, Inc.*	415	$ 374
DermTech, Inc.*	144	367
Cardiff Oncology, Inc.*	226	359
Ikena Oncology, Inc.*	161	359
Shattuck Labs, Inc.*	158	359
Adverum Biotechnologies, Inc.*	517	346
CytoSorbents Corp.*	245	343
SQZ Biotechnologies Co.*	135	339
Greenwich Lifesciences, Inc.*	24	335
Apyx Medical Corp.*	185	326
Bioventus, Inc. — Class A*	164	320
Mind Medicine MindMed, Inc.*	125	319
PAVmed, Inc.*	429	300
Taysha Gene Therapies, Inc.*	133	294
XBiotech, Inc.*	90	292
Infinity Pharmaceuticals, Inc.*	521	286
Fortress Biotech, Inc.*	432	286
Black Diamond Therapeutics, Inc.*	135	285
Akebia Therapeutics, Inc.*	1,039	281
Werewolf Therapeutics, Inc.*	153	280
Spero Therapeutics, Inc.*	144	279
Cue Health, Inc.*	85	272
Passage Bio, Inc.*	220	268
Zevia PBC — Class A*	61	261
Endo International plc*	2,732	253
Verrica Pharmaceuticals, Inc.*	78	253
TCR2 Therapeutics, Inc.*	181	241
Oncternal Therapeutics, Inc.*	263	239
MEI Pharma, Inc.*	666	227
AquaBounty Technologies, Inc.*	326	224
Gemini Therapeutics, Inc.*	130	224
Clovis Oncology, Inc.*	672	222
Mustang Bio, Inc.*	426	215
TherapeuticsMD, Inc.*	46	210
Magenta Therapeutics, Inc.*	178	205
Avrobio, Inc.*	225	205
Retractable Technologies, Inc.*	103	203
Bolt Biotherapeutics, Inc.*	136	201
Alpha Teknova, Inc.*	41	194
Surface Oncology, Inc.*	208	191

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Non-cyclical – 1.4% (continued)
Talaris Therapeutics, Inc.*	124	$ 181
Rapid Micro Biosystems, Inc. — Class A*	86	176
Sensei Biotherapeutics, Inc.*	124	176
GT Biopharma, Inc.*	105	173
Jounce Therapeutics, Inc.*	196	172
Portage Biotech, Inc.*	29	171
Accelerate Diagnostics, Inc.*	196	170
Oncocyte Corp.*	358	168
Pulse Biosciences, Inc.*	83	166
Atreca, Inc. — Class A*	154	165
Exagen, Inc.*	61	165
Avalo Therapeutics, Inc.*	30	163
VistaGen Therapeutics, Inc.*	1,156	160
Aveanna Healthcare Holdings, Inc.*	235	159
Aspira Women’s Health, Inc.*	433	157
Applied Molecular Transport, Inc.*	148	155
Solid Biosciences, Inc.*	23	154
Biodesix, Inc.*	75	150
Cyteir Therapeutics, Inc.*	99	143
AirSculpt Technologies, Inc.	38	136
Syros Pharmaceuticals, Inc.*	34	135
Rent the Runway, Inc. — Class A*	99	132
Trevena, Inc.*	38	131
Summit Therapeutics, Inc.*	157	126
Aligos Therapeutics, Inc.*	125	125
Inozyme Pharma, Inc.*	85	123
Rubius Therapeutics, Inc.*	547	121
Hookipa Pharma, Inc.*	114	121
Vapotherm, Inc.*	135	120
Applied Therapeutics, Inc.*	105	118
Molecular Templates, Inc.*	220	117
9 Meters Biopharma, Inc.*	67	114
Eargo, Inc.*	175	111
Reneo Pharmaceuticals, Inc.*	50	111
Xilio Therapeutics, Inc.*	43	110
Angion Biomedica Corp.*	129	110
Athenex, Inc.*	515	108
Neoleukin Therapeutics, Inc.*	209	107
Eliem Therapeutics, Inc.*	41	103
Aeglea BioTherapeutics, Inc.*	240	100

See notes to financial statements.

50 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Consumer, Non-cyclical – 1.4% (continued)
Sientra, Inc.*	342	$ 96
Acutus Medical, Inc.*	113	92
Pyxis Oncology, Inc.*	62	90
Quince Therapeutics, Inc.*	118	87
iBio, Inc.*	52	79
Beyondspring, Inc.*	133	77
Harpoon Therapeutics, Inc.*	111	76
Invacare Corp.*	200	70
Codex DNA, Inc.*	47	68
NeuroPace, Inc.*	42	68
Forte Biosciences, Inc.*	67	67
IsoPlexis Corp.*	49	67
Vincerx Pharma, Inc.*	95	67
Codiak Biosciences, Inc.*	94	65
Oncorus, Inc.*	121	58
Spruce Biosciences, Inc.*	51	56
Lucid Diagnostics, Inc.*	29	54
Talis Biomedical Corp.*	86	47
NexImmune, Inc.*	105	46
Finch Therapeutics Group, Inc.*	44	43
Laird Superfood, Inc.*	37	42
Sera Prognostics, Inc. — Class A*	31	42
Humanigen, Inc.*	284	40
Sigilon Therapeutics, Inc.*	90	38
Tonix Pharmaceuticals Holding Corp.*	83	32
Ampio Pharmaceuticals, Inc.*	77	32
Kala Pharmaceuticals, Inc.*	6	30
Athersys, Inc.*	49	29
MiNK Therapeutics, Inc.*	11	29
Eterna Therapeutics, Inc.*	8	26
Ontrak, Inc.*	56	24
Quotient Ltd.*	12	9
Landos Biopharma, Inc.*	28	6
Greenlane Holdings, Inc. — Class A*	5	2
Total Consumer, Non-cyclical		7,457,314
Industrial – 1.1%
Boeing Co.*	2,959	529,306
Fortune Brands Home & Security, Inc.	6,201	405,173
Keysight Technologies, Inc.*	1,753	317,100
Trane Technologies plc	1,718	306,526

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Industrial – 1.1% (continued)
Johnson Controls International plc	4,227	$ 280,842
Rockwell Automation, Inc.	995	262,899
Carrier Global Corp.	5,916	262,197
Martin Marietta Materials, Inc.	689	252,505
Old Dominion Freight Line, Inc.	834	252,377
Dover Corp.	1,697	240,889
General Electric Co.	2,771	238,223
A O Smith Corp.	3,890	236,279
Pentair plc	4,752	217,499
Garmin Ltd.	2,328	216,481
Generac Holdings, Inc.*	2,048	216,105
Mohawk Industries, Inc.*	2,047	207,423
Ball Corp.	2,988	167,567
Stanley Black & Decker, Inc.	1,746	142,683
Tetra Tech, Inc.	630	97,392
Saia, Inc.*	310	75,513
Novanta, Inc.*	412	64,993
Exponent, Inc.	606	62,667
Evoqua Water Technologies Corp.*	1,351	58,755
Watts Water Technologies, Inc. — Class A	321	50,862
Casella Waste Systems, Inc. — Class A*	574	49,416
Summit Materials, Inc. — Class A*	1,387	42,012
Terex Corp.	802	36,820
Zurn Elkay Water Solutions Corp.	1,417	34,306
John Bean Technologies Corp.	366	33,621
Itron, Inc.*	530	28,185
Energizer Holdings, Inc.	783	26,692
Kadant, Inc.	135	26,060
Kennametal, Inc.	980	25,892
ArcBest Corp.	296	24,500
Helios Technologies, Inc.	378	19,936
Gibraltar Industries, Inc.*	384	19,434
Montrose Environmental Group, Inc.*	305	14,079
Kratos Defense & Security Solutions, Inc.*	1,438	13,690
Vicor Corp.*	247	13,336
GrafTech International Ltd.	2,345	12,663
Barnes Group, Inc.	277	11,797
Ichor Holdings Ltd.*	331	9,857
Granite Construction, Inc.	268	9,653
CryoPort, Inc.*	476	9,401

See notes to financial statements.

52 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Industrial – 1.1% (continued)
MYR Group, Inc.*	96	$ 9,171
TriMas Corp.	253	6,920
Tennant Co.	108	6,861
FARO Technologies, Inc.*	212	6,343
AZZ, Inc.	143	5,953
Blink Charging Co.*	428	5,941
MicroVision, Inc.*	1,959	5,936
Astec Industries, Inc.	133	5,884
nLight, Inc.*	509	5,528
American Woodmark Corp.*	97	5,258
Columbus McKinnon Corp.	163	5,254
Mesa Laboratories, Inc.	29	4,906
Triumph Group, Inc.*	373	4,271
Chase Corp.	44	4,180
GoPro, Inc. — Class A*	755	4,137
Gorman-Rupp Co.	135	3,737
Harsco Corp.*	459	3,433
Smith & Wesson Brands, Inc.	285	3,354
CIRCOR International, Inc.*	109	3,003
Pactiv Evergreen, Inc.	256	2,980
Allied Motion Technologies, Inc.	69	2,445
Ranpak Holdings Corp.*	447	2,418
Luxfer Holdings plc	164	2,404
Meta Materials, Inc.*	1,187	2,255
Centrus Energy Corp. — Class A*	57	2,166
National Presto Industries, Inc.	30	2,074
Manitowoc Company, Inc.*	204	2,003
NVE Corp.	28	1,784
Comtech Telecommunications Corp.	152	1,774
Tutor Perini Corp.*	245	1,752
IES Holdings, Inc.*	51	1,725
Daseke, Inc.*	239	1,393
Sight Sciences, Inc.*	120	1,340
Pure Cycle Corp.*	114	1,209
Hydrofarm Holdings Group, Inc.*	465	1,167
AMMO, Inc.*	515	1,102
Akoustis Technologies, Inc.*	287	1,091
Concrete Pumping Holdings, Inc.*	154	1,087
Identiv, Inc.*	127	1,060
Yellow Corp.*	300	960

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Industrial – 1.1% (continued)
Byrna Technologies, Inc.*	109	$ 944
Turtle Beach Corp.*	90	860
Caesarstone Ltd.	134	840
Latham Group, Inc.*	240	828
View, Inc.*	575	805
Iteris, Inc.*	252	794
Kopin Corp.*	462	748
Mayville Engineering Company, Inc.*	53	677
Standard BioTools, Inc.*	454	631
American Superconductor Corp.*	164	616
Atlas Technical Consultants, Inc.*	84	454
US Xpress Enterprises, Inc. — Class A*	160	361
INNOVATE Corp.*	282	338
AgEagle Aerial Systems, Inc.*	406	174
Total Industrial		5,768,935
Communications – 0.8%
Etsy, Inc.*	4,899	647,109
Meta Platforms, Inc. — Class A*	2,732	322,649
Expedia Group, Inc.*	2,988	319,238
Match Group, Inc.*	5,697	288,040
VeriSign, Inc.*	1,252	250,162
eBay, Inc.	5,107	232,062
Netflix, Inc.*	751	229,453
F5, Inc.*	1,315	203,312
Walt Disney Co.*	1,941	189,966
Charter Communications, Inc. — Class A*	457	178,820
News Corp. — Class A	9,266	177,444
Amazon.com, Inc.*	1,757	169,621
DISH Network Corp. — Class A*	8,508	136,553
Warner Bros Discovery, Inc.*	10,664	121,570
News Corp. — Class B	2,871	55,841
Ziff Davis, Inc.*	508	46,868
Cogent Communications Holdings, Inc.	500	29,025
Perficient, Inc.*	380	26,999
DigitalBridge Group, Inc.	1,417	20,447
Q2 Holdings, Inc.*	638	17,354
Magnite, Inc.*	1,523	16,921
Upwork, Inc.*	1,378	16,880
ePlus, Inc.*	312	15,494
Shutterstock, Inc.	274	14,747

See notes to financial statements.

54 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Communications – 0.8% (continued)
Cargurus, Inc.*	1,120	$ 14,650
TechTarget, Inc.*	305	13,926
Overstock.com, Inc.*	504	13,416
Revolve Group, Inc.*	420	11,096
iHeartMedia, Inc. — Class A*	1,313	10,556
Open Lending Corp. — Class A*	1,223	8,647
Infinera Corp.*	1,081	7,297
Liberty Latin America Ltd. — Class C*	906	7,058
EW Scripps Co. — Class A*	335	5,018
Clear Channel Outdoor Holdings, Inc.*	4,259	4,813
OptimizeRx Corp.*	205	4,323
QuinStreet, Inc.*	296	4,212
Stitch Fix, Inc. — Class A*	949	3,834
EchoStar Corp. — Class A*	219	3,811
Boston Omaha Corp. — Class A*	118	3,381
NETGEAR, Inc.*	169	3,334
Eventbrite, Inc. — Class A*	448	3,266
1-800-Flowers.com, Inc. — Class A*	317	2,682
IDT Corp. — Class B*	85	2,376
Anterix, Inc.*	68	2,312
Liquidity Services, Inc.*	135	2,253
Gannett Company, Inc.*	838	2,095
Ooma, Inc.*	130	2,047
Entravision Communications Corp. — Class A	358	1,991
Liberty Latin America Ltd. — Class A*	237	1,834
Tucows, Inc. — Class A*	58	1,781
Thryv Holdings, Inc.*	90	1,726
CarParts.com, Inc.*	291	1,577
Quotient Technology, Inc.*	531	1,566
MediaAlpha, Inc. — Class A*	126	1,496
RealReal, Inc.*	940	1,401
Cambium Networks Corp.*	63	1,341
Luna Innovations, Inc.*	184	1,244
EverQuote, Inc. — Class A*	114	1,231
Groupon, Inc.*	140	1,166
Advantage Solutions, Inc.*	455	1,128
Ribbon Communications, Inc.*	419	1,060
Lands’ End, Inc.*	85	983
CalAmp Corp.*	208	751
1stdibs.com, Inc.*	106	638

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Communications – 0.8% (continued)
Inseego Corp.*	498	$ 632
comScore, Inc.*	417	563
VirnetX Holding Corp.*	378	495
Telesat Corp.*	41	353
Fluent, Inc.*	258	333
Solo Brands, Inc. — Class A*	71	309
LiveOne, Inc.*	350	238
CuriosityStream, Inc.*	155	208
Audacy, Inc.*	703	202
National CineMedia, Inc.	358	152
aka Brands Holding Corp.*	55	99
HyreCar, Inc.*	104	62
Digital Media Solutions, Inc. — Class A*	19	32
Total Communications		3,889,570
Basic Materials – 0.1%
Ecolab, Inc.	1,609	241,076
Balchem Corp.	377	53,082
Quaker Chemical Corp.	157	30,896
Tronox Holdings plc — Class A	1,344	18,991
Compass Minerals International, Inc.	200	8,870
Novagold Resources, Inc.*	1,390	8,020
Energy Fuels, Inc.*	900	6,246
Schnitzer Steel Industries, Inc. — Class A	154	5,287
Coeur Mining, Inc.*	1,501	5,253
Codexis, Inc.*	706	3,862
Amyris, Inc.*	2,060	3,564
Mativ Holdings, Inc.	136	2,821
Danimer Scientific, Inc.*	1,055	2,806
Gatos Silver, Inc.*	276	1,052
Glatfelter Corp.	261	906
Unifi, Inc.*	81	709
Perpetua Resources Corp.*	189	397
Total Basic Materials		393,838
Energy – 0.0%
Equitrans Midstream Corp.	4,777	40,095
Sunnova Energy International, Inc.*	1,009	23,035
SunPower Corp. — Class A*	937	22,722
Stem, Inc.*	1,328	17,357
Gevo, Inc.*	1,167	2,544

See notes to financial statements.

56 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
COMMON STOCKS† – 11.1% (continued)
Energy – 0.0% (continued)
DMC Global, Inc.*	111	$ 2,041
National Energy Services Reunited Corp.*	226	1,444
Beam Global*	52	996
Aemetis, Inc.*	161	887
Matrix Service Co.*	155	794
Cleanspark, Inc.*	228	513
Eos Energy Enterprises, Inc.*	259	275
Total Energy		112,703
Utilities – 0.0%
Ameresco, Inc. — Class A*	362	23,718
Middlesex Water Co.	101	9,438
Global Water Resources, Inc.	75	959
Via Renewables, Inc.	71	459
Stronghold Digital Mining, Inc. — Class A*	43	31
Total Utilities		34,605
Total Common Stocks
(Cost $83,362,291)		58,444,741
PREFERRED STOCKS†† – 6.7%
Financial – 6.7%
Markel Corp.
6.00%[2]	5,000,000	4,848,279
Citigroup, Inc.
4.15%[2]	5,000,000	4,037,500
Bank of New York Mellon Corp.
3.75%[2]	5,000,000	3,978,150
Goldman Sachs Group, Inc.
3.80%	5,000,000	3,955,181
Wells Fargo & Co.
4.38%[2]	139,386	2,453,194
4.75%[2]	61,250	1,150,887
3.90%	400,000	348,500
Bank of America Corp.
4.38%[2]	1,781,500	3,846,130
First Republic Bank
4.50%[2]	200,000	3,720,000
Reinsurance Group of America, Inc.
7.13%	110,000	2,884,200
Selective Insurance Group, Inc.
4.60%[2]	85,536	1,472,075
Public Storage
4.10%[2]	58,000	1,039,940

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value
PREFERRED STOCKS†† – 6.7% (continued)
Financial – 6.7% (continued)
Lincoln National Corp.
9.25%	750,000	$ 787,500
9.00%*	450	11,911
RenaissanceRe Holdings Ltd.
4.20%	38,000	666,900
Total Financial		35,200,347
Consumer, Cyclical – 0.0%
AMC Entertainment Holdings, Inc.	6,030	5,860
Total Preferred Stocks
(Cost $43,449,048)		35,206,207
WARRANTS† – 0.0%
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	4,204	570
MSD Acquisition Corp.
Expiring 05/13/23*,1	8,944	537
Waverley Capital Acquisition Corp.
Expiring 04/30/27*,1	5,084	356
Blue Whale Acquisition Corp.
Expiring 07/30/26*,1	1,500	255
RXR Acquisition Corp. — Class A
Expiring 03/08/26*,1	4,484	22
Colicity, Inc. — Class A
Expiring 12/31/27*,1	6,716	7
Total Warrants
(Cost $3,207)		1,747
RIGHTS† – 0.0%
Healthcare – 0.0%
Eargo, Inc.	175	–
Consumer, Non-cyclical – 0.0%
Epizyme, Inc.†††	793	–
Radius Health, Inc.†††	558	–
UCB†††	655	–
Total Consumer, Non-cyclical		–
Total Rights
(Cost $325)		–
EXCHANGE-TRADED FUNDS† – 14.0%
Invesco QQQ Trust Series	70,927	20,807,145
SPDR S&P 500 ETF Trust	50,937	20,765,996
iShares Russell 2000 Index ETF	110,308	20,668,410
iShares Silver Trust*,2	320,800	6,553,944

See notes to financial statements.

58 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Shares	Value

EXCHANGE-TRADED FUNDS† – 14.0% (continued)
VanEck Gold Miners ETF[2]	162,400	$ 4,717,720
Total Exchange-Traded Funds
(Cost $87,891,390)		73,513,215

MUTUAL FUND† – 1.1%
Guggenheim Risk Managed Real Estate Fund — Institutional Class[4]	178,430	5,777,577
Total Mutual Fund
(Cost $6,955,406)		5,777,577

CLOSED-END FUNDS† – 2.4%
Eaton Vance Limited Duration Income Fund[2]	309,597	3,219,809
BlackRock Credit Allocation Income Trust[2]	283,098	3,023,487
Western Asset High Income Opportunity Fund, Inc.[2]	744,627	3,023,186
BlackRock Debt Strategies Fund, Inc.[2]	193,981	1,895,194
Blackstone Strategic Credit Fund[2]	88,264	972,669
Ares Dynamic Credit Allocation Fund, Inc.[2]	51,928	637,156
Total Closed-End Funds
(Cost $16,126,613)		12,771,501

MONEY MARKET FUNDS† – 0.4%
Dreyfus Treasury Obligations Cash Management Fund —
Institutional Shares, 3.69%[5]	1,218,550	1,218,550
Dreyfus Treasury Securities Cash Management Fund —
Institutional Shares, 3.62%[5]	966,655	966,655
Total Money Market Funds
(Cost $2,185,205)		2,185,205
	Face
	Amount~	Value
CORPORATE BONDS†† – 53.4%
Financial – 11.6%
NFP Corp.
6.88% due 08/15/28[6]	3,250,000	$ 2,748,947
7.50% due 10/01/30[2,6]	1,400,000	1,343,819
United Wholesale Mortgage LLC
5.50% due 04/15/29[2,6]	4,300,000	3,558,250
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2,6]	3,810,000	3,168,815
Liberty Mutual Group, Inc.
4.30% due 02/01/61[6]	5,250,000	3,076,290
FS KKR Capital Corp.
3.25% due 07/15/27[2]	3,300,000	2,804,040
Kennedy-Wilson, Inc.
5.00% due 03/01/31[2]	3,500,000	2,760,152

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.4% (continued)
Financial – 11.6% (continued)
Iron Mountain, Inc.
5.25% due 07/15/30[2,6]	2,940,000	$ 2,646,000
Ceamer Finance LLC
6.92% due 05/15/38†††	2,750,000	2,617,835
Accident Fund Insurance Company of America
8.50% due 08/01/32[2,6]	2,550,000	2,566,934
GLP Capital Limited Partnership / GLP Financing II, Inc.
3.25% due 01/15/32[2]	3,250,000	2,566,341
OneMain Finance Corp.
4.00% due 09/15/30[2]	3,300,000	2,478,278
AmWINS Group, Inc.
4.88% due 06/30/29[2,6]	2,320,000	2,004,786
Atlantic Marine Corporations Communities LLC
5.38% due 02/15/48	2,093,750	1,726,016
Hunt Companies, Inc.
5.25% due 04/15/29[2,6]	1,850,000	1,534,333
HUB International Ltd.
5.63% due 12/01/29[6]	1,750,000	1,532,352
Starwood Property Trust, Inc.
4.38% due 01/15/27[2,6]	1,700,000	1,520,922
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[2,6]	1,500,000	1,432,636
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
4.00% due 10/15/33[2,6]	1,800,000	1,323,000
3.88% due 03/01/31[6]	100,000	77,355
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[2,6]	1,600,000	1,351,984
Prudential Financial, Inc.
5.13% due 03/01/52[2,3]	1,550,000	1,325,104
NatWest Group plc
7.47% due 11/10/26[3]	1,250,000	1,302,504
Global Atlantic Finance Co.
3.13% due 06/15/31[2,6]	1,750,000	1,288,917
USI, Inc.
6.88% due 05/01/25[2,6]	1,300,000	1,274,144
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,6]	1,400,000	1,242,920
Sherwood Financing plc
4.50% due 11/15/26	EUR 1,500,000	1,226,160
Standard Chartered plc
7.78% due 11/16/25[3,6]	1,150,000	1,186,198
Toronto-Dominion Bank
8.13% due 10/31/82[2,3]	1,050,000	1,076,250

See notes to financial statements.

60 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.4% (continued)
Financial – 11.6% (continued)
KKR Group Finance Company X LLC
3.25% due 12/15/51[2,6]	1,600,000	$ 1,036,843
Ares Finance Company IV LLC
3.65% due 02/01/52[6]	1,650,000	1,021,980
PHM Group Holding Oy
4.75% due 06/18/26[6]	EUR 1,000,000	880,282
Home Point Capital, Inc.
5.00% due 02/01/26[2,6]	1,386,000	835,245
Corebridge Financial, Inc.
6.88% due 12/15/52[3,6]	900,000	826,071
Bank of Nova Scotia
8.63% due 10/27/82[3]	750,000	771,463
Kane Bidco Ltd.
5.00% due 02/15/27	EUR 700,000	589,512
Ryan Specialty Group LLC
4.38% due 02/01/30[2,6]	450,000	384,750
Total Financial		61,107,428
Consumer, Non-cyclical – 9.2%
DaVita, Inc.
4.63% due 06/01/30[2,6]	5,200,000	4,209,296
Sabre GLBL, Inc.
7.38% due 09/01/25[2,6]	4,000,000	3,810,000
US Foods, Inc.
4.63% due 06/01/30[2,6]	4,250,000	3,771,493
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[2,6]	4,400,000	3,661,827
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[2,6]	3,242,000	2,967,173
ADT Security Corp.
4.88% due 07/15/32[2,6]	3,300,000	2,855,193
Rent-A-Center, Inc.
6.38% due 02/15/29[2,6]	3,412,000	2,806,370
CPI CG, Inc.
8.63% due 03/15/26[2,6]	2,814,000	2,711,046
BCP V Modular Services Finance II plc
4.75% due 11/30/28	EUR 3,000,000	2,612,883
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[2,6]	3,125,000	2,597,152
Carriage Services, Inc.
4.25% due 05/15/29[2,6]	3,150,000	2,364,075
Bausch Health Companies, Inc.
4.88% due 06/01/28[2,6]	3,300,000	2,021,580

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.4% (continued)
Consumer, Non-cyclical – 9.2% (continued)
TreeHouse Foods, Inc.
4.00% due 09/01/28[2]	2,000,000	$ 1,703,940
Post Holdings, Inc.
5.50% due 12/15/29[2,6]	1,700,000	1,561,390
Reynolds American, Inc.
5.70% due 08/15/35	1,550,000	1,430,938
Medline Borrower, LP
5.25% due 10/01/29[2,6]	1,750,000	1,426,250
Castor S.p.A.
6.25% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%)
due 02/15/29◊,6	EUR 1,400,000	1,405,330
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
4.38% due 02/02/52[2,6]	1,750,000	1,272,180
WW International, Inc.
4.50% due 04/15/29[6]	1,750,000	1,009,540
Garden Spinco Corp.
8.63% due 07/20/30[2,6]	900,000	955,479
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[2,6]	1,075,000	940,502
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
due 07/31/27[2,6,7]	1,750,000	245,000
APi Group DE, Inc.
4.75% due 10/15/29[6]	250,000	214,562
Grifols Escrow Issuer, S.A.U.
3.88% due 10/15/28	EUR 100,000	85,407
HealthEquity, Inc.
4.50% due 10/01/29[6]	75,000	65,707
Total Consumer, Non-cyclical		48,704,313
Communications – 8.0%
Altice France S.A.
5.13% due 01/15/29[2,6]	5,260,000	4,208,000
5.13% due 07/15/29[2,6]	2,000,000	1,576,220
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[2,6]	6,500,000	5,158,465
Level 3 Financing, Inc.
3.75% due 07/15/29[2,6]	6,100,000	4,411,363
British Telecommunications plc
4.88% due 11/23/81[2,3,6]	5,000,000	4,035,937
Ziggo Bond Company BV
5.13% due 02/28/30[2,6]	4,361,000	3,537,948
Vodafone Group plc
5.13% due 06/04/81[2,3]	4,750,000	3,388,365

See notes to financial statements.

62 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.4% (continued)
Communications – 8.0% (continued)
McGraw-Hill Education, Inc.
5.75% due 08/01/28[2,6]	1,800,000	$ 1,599,750
8.00% due 08/01/29[2,6]	1,700,000	1,442,484
Vmed O2 UK Financing I plc
4.25% due 01/31/31[2,6]	3,250,000	2,608,938
Zayo Group Holdings, Inc.
4.00% due 03/01/27[2,6]	3,250,000	2,327,878
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[2,6]	1,750,000	1,655,377
5.13% due 07/15/29[2,6]	445,000	367,810
Cengage Learning, Inc.
9.50% due 06/15/24[2,6]	1,600,000	1,518,000
Rogers Communications, Inc.
5.25% due 03/15/82[2,3,6]	1,600,000	1,401,591
Ciena Corp.
4.00% due 01/31/30[2,6]	850,000	712,937
UPC Broadband Finco BV
4.88% due 07/15/31[6]	750,000	641,336
Cogent Communications Group, Inc.
7.00% due 06/15/27[2,6]	500,000	487,500
VZ Secured Financing BV
5.00% due 01/15/32[6]	500,000	413,750
CSC Holdings LLC
4.50% due 11/15/31[6]	300,000	228,637
6.50% due 02/01/29[6]	100,000	91,132
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[6]	325,000	271,375
Total Communications		42,084,793
Consumer, Cyclical – 5.1%
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[2,6]	4,500,000	3,789,720
Penn Entertainment, Inc.
4.13% due 07/01/29[2,6]	3,350,000	2,730,250
Station Casinos LLC
4.63% due 12/01/31[2,6]	3,250,000	2,724,767
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[2,6]	2,200,000	1,881,317
Aramark Services, Inc.
5.00% due 02/01/28[2,6]	2,000,000	1,870,340
Air Canada
4.63% due 08/15/29[6]	CAD 2,750,000	1,740,917
Wabash National Corp.
4.50% due 10/15/28[2,6]	1,750,000	1,479,763

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.4% (continued)
Consumer, Cyclical – 5.1% (continued)
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[2,6]	1,650,000	$ 1,456,785
Boyne USA, Inc.
4.75% due 05/15/29[2,6]	1,600,000	1,423,872
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[2,6]	1,600,000	1,345,958
Crocs, Inc.
4.25% due 03/15/29[2,6]	1,625,000	1,333,566
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[2,6]	1,400,000	1,326,836
Steelcase, Inc.
5.13% due 01/18/29[2]	1,450,000	1,272,574
Deuce FinCo plc
5.50% due 06/15/27	GBP 1,200,000	1,146,171
Tempur Sealy International, Inc.
3.88% due 10/15/31[2,6]	600,000	465,786
Michaels Companies, Inc.
5.25% due 05/01/28[6]	600,000	439,461
JB Poindexter & Company, Inc.
7.13% due 04/15/26[6]	325,000	314,051
Wolverine World Wide, Inc.
4.00% due 08/15/29[6]	300,000	222,000
Hanesbrands, Inc.
4.88% due 05/15/26[6]	100,000	91,000
Total Consumer, Cyclical		27,055,134
Industrial – 4.8%
PGT Innovations, Inc.
4.38% due 10/01/29[2,6]	3,295,000	2,775,313
Standard Industries, Inc.
4.38% due 07/15/30[2,6]	2,400,000	1,968,000
3.38% due 01/15/31[2,6]	1,000,000	766,640
GrafTech Finance, Inc.
4.63% due 12/15/28[2,6]	3,200,000	2,668,000
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[6]	2,300,000	2,119,864
5.25% due 07/15/28[2,6]	450,000	407,250
TK Elevator US Newco, Inc.
5.25% due 07/15/27[2,6]	2,630,000	2,386,778
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[2,6]	2,600,000	2,132,000
Harsco Corp.
5.75% due 07/31/27[2,6]	2,625,000	2,119,687

See notes to financial statements.

64 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.4% (continued)
Industrial – 4.8% (continued)
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[2,6]	2,150,000	$ 1,889,581
Mauser Packaging Solutions Holding Co.
5.50% due 04/15/24[6]	800,000	789,057
8.50% due 04/15/24[6]	350,000	342,176
7.25% due 04/15/25[6]	350,000	319,375
Builders FirstSource, Inc.
6.38% due 06/15/32[2,6]	1,500,000	1,385,801
Artera Services LLC
9.03% due 12/04/25[2,6]	1,600,000	1,331,104
Fortune Brands Home & Security, Inc.
4.50% due 03/25/52[2]	1,200,000	889,225
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[2,6]	1,025,000	826,045
Waste Pro USA, Inc.
5.50% due 02/15/26[6]	100,000	92,289
Total Industrial		25,208,185
Energy – 4.5%
NuStar Logistics, LP
6.38% due 10/01/30[2]	6,000,000	5,580,000
Occidental Petroleum Corp.
7.95% due 06/15/39[2]	3,190,000	3,444,361
ITT Holdings LLC
6.50% due 08/01/29[2,6]	3,750,000	3,209,444
CVR Energy, Inc.
5.75% due 02/15/28[2,6]	3,300,000	2,968,812
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[2]	2,400,000	2,274,000
6.88% due 01/15/29[2]	675,000	612,900
Valero Energy Corp.
4.00% due 06/01/52[2]	3,350,000	2,604,417
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26[2]	1,750,000	1,516,353
EnLink Midstream LLC
6.50% due 09/01/30[6]	975,000	990,230
BP Capital Markets plc
4.88% [2,3,8]	500,000	439,875
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream
Finance Corp.
5.75% due 04/01/25	150,000	146,231
5.63% due 05/01/27[6]	125,000	117,621
Total Energy		23,904,244

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.4% (continued)
Basic Materials – 4.5%
Kaiser Aluminum Corp.
4.50% due 06/01/31[2,6]	4,350,000	$ 3,673,010
SK Invictus Intermediate II Sarl
5.00% due 10/30/29[2,6]	4,250,000	3,400,000
Carpenter Technology Corp.
7.63% due 03/15/30[2]	3,000,000	3,009,150
6.38% due 07/15/28	200,000	188,724
Ingevity Corp.
3.88% due 11/01/28[2,6]	2,900,000	2,472,250
Diamond BC BV
4.63% due 10/01/29[2,6]	3,250,000	2,450,142
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[2,6]	2,250,000	1,884,915
Compass Minerals International, Inc.
6.75% due 12/01/27[2,6]	1,943,000	1,832,307
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[2,6]	1,850,000	1,526,250
Clearwater Paper Corp.
4.75% due 08/15/28[2,6]	1,609,000	1,409,835
Anglo American Capital plc
5.63% due 04/01/30[2,6]	1,050,000	1,044,345
Valvoline, Inc.
4.25% due 02/15/30[2,6]	400,000	388,764
WR Grace Holdings LLC
4.88% due 06/15/27[6]	250,000	223,988
Total Basic Materials		23,503,680
Utilities – 2.7%
Midcap Funding XLVI Trust
7.35% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/22/23◊,†††	13,000,000	13,003,380
Terraform Global Operating, LP
6.13% due 03/01/26[2,6]	1,150,000	1,076,090
Total Utilities		14,079,470
Technology – 2.5%
Dun & Bradstreet Corp.
5.00% due 12/15/29[2,6]	3,300,000	2,839,155
NCR Corp.
5.25% due 10/01/30[2,6]	3,250,000	2,741,185
AthenaHealth Group, Inc.
6.50% due 02/15/30[2,6]	3,200,000	2,396,486
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[2]	1,900,000	1,567,633
Central Parent Incorporated / CDK Global Inc
7.25% due 06/15/29[2,6]	1,350,000	1,302,743

See notes to financial statements.

66 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
CORPORATE BONDS†† – 53.4% (continued)
Technology – 2.5% (continued)
Broadcom, Inc.
3.19% due 11/15/36[2,6]	1,750,000	$ 1,274,545
Boxer Parent Company, Inc.
7.13% due 10/02/25[2,6]	1,050,000	1,029,000
Total Technology		13,150,747
Government – 0.5%
CoBank ACB
4.25% [2,3,8]	3,000,000	2,549,069
Total Corporate Bonds
(Cost $329,949,546)		281,347,063
SENIOR FLOATING RATE INTERESTS††,◊ – 28.2%
Consumer, Non-cyclical – 9.3%
LaserAway Intermediate Holdings II LLC
9.76% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.50%)
due 10/14/27	5,706,875	5,578,470
Gibson Brands, Inc.
9.13% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28†††	5,706,875	4,394,294
Sierra Acquisition, Inc.
8.41% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/11/24	5,690,415	3,897,934
National Mentor Holdings, Inc.
7.61% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%),
Rate Floor: 4.50%) due 03/02/28	5,280,519	3,730,106
7.43% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	168,375	118,938
Kronos Acquisition Holdings, Inc.
10.51% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 12/22/26	3,275,250	3,106,018
Blue Ribbon LLC
9.77% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	3,848,101	3,040,000
HAH Group Holding Co. LLC
8.71% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	3,126,261	2,973,856
Florida Food Products LLC
9.07% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28	3,233,750	2,942,712
Women’s Care Holdings, Inc.
7.87% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	2,969,925	2,778,751
Triton Water Holdings, Inc.
7.17% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 03/31/28	2,969,928	2,732,334
Southern Veterinary Partners LLC
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	2,133,087	2,046,868
PetIQ LLC
8.12% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28	1,932,192	1,758,295
Zep, Inc.
7.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	1,986,043	1,720,410

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 28.2% (continued)
Consumer, Non-cyclical – 9.3% (continued)
Mission Veterinary Partners
7.74% ((1 Month USD LIBOR + 4.00%) and (2 Month USD LIBOR + 4.00%),
Rate Floor: 4.75%) due 04/27/28†††	1,683,000	$ 1,565,190
Inception Holdco SARL
due 09/26/29†††	EUR 1,400,000	1,399,130
Pimente Investissement S.A.S.
5.44% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 12/29/28	EUR 1,350,000	1,319,801
Chefs’ Warehouse, Inc.
8.87% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/23/29	1,150,000	1,135,625
Dhanani Group, Inc.
9.89% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/10/27†††	1,144,773	1,133,325
Weber-Stephen Products LLC
7.32% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27	1,046,755	875,087
Grifols Worldwide Operations USA, Inc.
6.07% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27	300,000	290,208
Elanco Animal Health, Inc.
5.52% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	287,102	277,459
Bombardier Recreational Products, Inc.
6.07% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27	272,201	263,695
TGP Holdings LLC
7.32% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/29/28	182,821	146,326
Total Consumer, Non-cyclical		49,224,832
Industrial – 6.4%
Pelican Products, Inc.
8.16% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	5,706,875	5,079,119
American Bath Group LLC
7.57% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/23/27	5,693,724	5,003,360
Arcline FM Holdings LLC
8.39% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	4,455,000	4,287,938
Protective Industrial Products, Inc.
8.07% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27	3,791,731	3,444,143
ASP Dream Acquisiton Co. LLC
8.44% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/15/28	3,233,750	3,120,569
Merlin Buyer, Inc.
8.09% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28	3,283,500	3,068,037
Rinchem Company LLC
8.15% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 03/02/29†††	3,192,000	3,040,380
Icebox Holdco III, Inc.
7.45% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/28	3,186,743	2,940,758
Saverglass
5.09% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 02/19/29	EUR 1,500,000	1,416,549
Atlantic Aviation
8.06% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 09/22/28	800,000	794,504

See notes to financial statements.

68 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 28.2% (continued)
Industrial – 6.4% (continued)
LTI Holdings, Inc.
8.25% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 07/24/26	248,125	$ 234,324
7.57% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 09/08/25	175,000	164,813
PECF USS Intermediate Holding III Corp.
8.32% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/15/28	448,869	362,089
US Farathane LLC
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/24	345,333	310,800
Dispatch Terra Acquisition LLC
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	197,995	163,841
White Cap Supply Holdings LLC
4.25% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 10/19/27	99,749	95,921
Total Industrial		33,527,145
Consumer, Cyclical – 6.3%
Pacific Bells LLC
8.31% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	4,962,887	4,660,994
Secretariat Advisors LLC
8.42% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/29/28†††	3,771,500	3,601,783
First Brands Group LLC
8.37% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 03/30/27	3,268,081	3,148,240
BRE/Everbright M6 Borrower LLC
8.90% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26	2,720,000	2,663,342
Cordobes Holdco SL
5.88% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 02/02/29	EUR 2,400,000	2,284,598
Breitling Financing SARL
4.62% (3 Month EURIBOR + 3.43%, Rate Floor: 3.43%) due 10/25/28	EUR 2,000,000	1,955,385
IBC Capital Ltd.
7.65% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	1,979,275	1,945,884
FR Refuel LLC
8.42% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	1,985,583	1,896,232
NFM & J LLC
9.82% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	1,850,242	1,806,836
Fertitta Entertainment LLC
8.09% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/27/29	1,691,500	1,610,765
The Facilities Group
9.73% ((1 Month USD LIBOR + 5.75%) and (3 Month USD LIBOR + 5.75%),
Rate Floor: 6.75%) due 11/30/27†††	1,506,797	1,471,447
SP PF Buyer LLC
8.57% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,979,487	1,344,646
Freshworld Holding IV GmbH
4.65% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 10/02/26	EUR 1,250,000	1,205,766
Piolin BidCo S.A.U.
7.73% (6 Month EURIBOR + 7.50%, Rate Floor: 7.50%) due 09/16/26	EUR 1,000,000	1,029,930

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 28.2% (continued)
Consumer, Cyclical – 6.3% (continued)
Michaels Stores, Inc.
7.92% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/14/28	1,019,836	$ 768,559
New Trojan Parent, Inc.
7.15% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28	673,295	486,119
Sweetwater Sound
8.38% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 08/07/28	500,000	462,500
Congruex Group LLC
9.99% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29	448,875	435,970
American Tire Distributors, Inc.
10.61% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.00%) due 10/20/28	447,750	409,132
Outcomes Group Holdings, Inc.
12.05% (3 Month Term SOFR + 7.50%, Rate Floor: 7.50%) due 10/26/26†††	150,000	142,500
CCRR Parent, Inc.
7.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	24,634	23,402
Total Consumer, Cyclical		33,354,030
Technology – 2.6%
Misys Ltd.
6.87% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	5,686,886	5,133,722
Project Ruby Ultimate Parent Corp.
9.84% (1 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 03/10/28†††	2,750,000	2,631,299
Avalara, Inc.
11.21% (3 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 10/19/28†††	2,636,364	2,598,803
Precise Midco BV
5.00% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 05/13/26	EUR 1,500,000	1,495,837
Atlas CC Acquisition Corp.
8.98% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	897,727	771,301
CoreLogic, Inc.
7.63% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 06/02/28	498,741	410,214
Apttus Corp.
8.66% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	395,990	369,589
VT TopCo, Inc.
7.82% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 08/01/25	165,388	160,632
Total Technology		13,571,397
Financial – 1.8%
Eisner Advisory Group
9.45% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28	3,118,387	2,931,284
HighTower Holding LLC
8.28% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	2,803,459	2,614,226
Jones Deslauriers Insurance Management, Inc.
8.81% (3 Month Canada Banker Acceptance + 4.25%, Rate Floor: 5.00%)
due 03/27/28	CAD 2,078,889	1,420,383

See notes to financial statements.

70 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 28.2% (continued)
Financial – 1.8% (continued)
Jones Deslauriers Insurance Management, Inc.
12.06% (3 Month Canada Banker Acceptance + 7.50%,
Rate Floor: 8.00%) due 03/26/29†††	CAD 2,100,000	$ 1,400,000
Apex Group Treasury LLC
due 07/27/28†††	550,000	529,375
Claros Mortgage Trust, Inc.
8.40% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/10/26	347,375	341,730
Total Financial		9,236,998
Communications – 0.8%
Cengage Learning Acquisitions, Inc.
7.81% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	3,969,925	3,638,436
McGraw Hill LLC
8.32% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	396,992	378,533
Flight Bidco, Inc.
7.57% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	149,610	137,782
Total Communications		4,154,751
Basic Materials – 0.7%
NIC Acquisition Corp.
7.42% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	3,464,824	2,948,704
Ascend Performance Materials Operations LLC
8.83% (6 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 08/27/26	525,000	501,706
LTI Holdings, Inc.
9.19% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 07/24/26	250,000	237,292
Total Basic Materials		3,687,702
Utilities – 0.3%
Hamilton Projects Acquiror LLC
8.17% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	1,758,417	1,727,539
Total Senior Floating Rate Interests
(Cost $163,627,448)		148,484,394
ASSET-BACKED SECURITIES†† – 14.0%
Collateralized Loan Obligations – 6.7%
CIFC Funding Ltd.
2021-4RA DR, 11.08% (3 Month USD LIBOR + 7.00%,
Rate Floor: 7.00%) due 01/17/35◊,6	9,000,000	7,521,651
Madison Park Funding LIII Ltd.
2022-53A E, 9.99% (3 Month Term SOFR + 6.00%,
Rate Floor: 6.00%) due 04/21/35◊,6	7,500,000	6,496,710
Boyce Park CLO Ltd.
2022-1A E, 10.24% (3 Month Term SOFR + 6.25%,
Rate Floor: 6.25%) due 04/21/35◊,6	4,000,000	3,519,240

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 71

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 14.0% (continued)
Collateralized Loan Obligations – 6.7% (continued)
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 6.86% (3 Month USD LIBOR + 2.50%,
Rate Floor: 2.50%) due 11/18/31◊,6	3,500,000	$ 3,225,775
ACRES Commercial Realty Ltd.
2021-FL2 D, 7.01% (1 Month USD LIBOR + 3.10%,
Rate Floor: 3.10%) due 01/15/37◊,6	3,250,000	3,114,296
Palmer Square Loan Funding Ltd.
2022-1A D, 8.86% (3 Month Term SOFR + 5.00%,
Rate Floor: 5.00%) due 04/15/30◊,6	3,500,000	2,944,911
Carlyle Global Market Strategies
2022-1A E, 11.21% (3 Month Term SOFR + 7.35%,
Rate Floor: 7.35%) due 04/15/35◊,6	2,250,000	1,959,007
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A E, 10.08% (3 Month Term SOFR + 6.25%,
Rate Floor: 6.25%) due 04/14/35◊,6	1,750,000	1,525,524
Voya CLO Ltd.
2022-1A SUB, due 04/20/35[6,9]	1,750,000	1,430,625
FS Rialto Issuer LLC
2022-FL6 C, 8.14% (1 Month Term SOFR + 4.23%,
Rate Floor: 4.23%) due 08/17/37◊,6	1,000,000	993,137
LCCM Trust
2021-FL2 C, 6.03% (1 Month USD LIBOR + 2.15%,
Rate Floor: 2.15%) due 12/13/38◊,6	1,000,000	937,835
CIFC Funding 2022-III Ltd.
2022-3A E, 11.26% (3 Month Term SOFR + 7.27%,
Rate Floor: 7.27%) due 04/21/35◊,6	1,000,000	911,493
Carlyle US CLO Ltd.
2022-4A DR, 10.46% (3 Month Term SOFR + 6.60%,
Rate Floor: 6.60%) due 04/15/35◊,6	1,000,000	841,718
Total Collateralized Loan Obligations		35,421,922
Transport-Aircraft – 3.0%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[6,10]	3,884,237	3,206,613
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[6]	3,612,604	2,944,577
AASET Trust
2021-1A, 2.95% due 11/16/41[6]	1,037,354	825,614
2021-2A, 2.80% due 01/15/47[6]	943,743	736,991
2019-1, 3.84% due 05/15/39[6]	1,021,656	678,625
2021-2A, 3.54% due 01/15/47[6]	662,162	495,199
2020-1A, 3.35% due 01/16/40[6]	249,087	199,902
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[6]	3,454,719	2,660,237

See notes to financial statements.

72 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 14.0% (continued)
Transport-Aircraft – 3.0% (continued)
Start Ltd.
2018-1, 4.09% due 05/15/43[6]	1,688,838	$ 1,346,663
2018-1, 5.32% due 05/15/43[6]	1,610,750	1,117,313
Start II Ltd.
2019-1, 4.09% due 03/15/44[6]	756,487	643,478
Castlelake Aircraft Securitization Trust
2019-1A, 3.97% due 04/15/39[6]	426,048	359,376
Total Transport-Aircraft		15,214,588
Infrastructure – 2.3%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[6]	7,700,000	6,368,675
VB-S1 Issuer LLC – VBTEL
2022-1A, 5.27% due 02/15/52[6]	5,000,000	4,062,135
Five Guys Funding LLC
2017-1A, 4.60% due 07/25/47[6]	1,728,125	1,625,412
Total Infrastructure		12,056,222
Financial – 1.2%
Thunderbird A
5.50% due 03/01/37†††	3,189,444	2,998,078
Lightning A
5.50% due 03/01/37†††	3,118,333	2,931,233
Thunderbird B
7.50% due 03/01/37†††	412,752	375,604
Lightning B
7.50% due 03/01/37†††	403,549	367,230
Total Financial		6,672,145
Single Family Residence – 0.5%
FirstKey Homes Trust
2020-SFR2, 4.50% due 10/19/37[6]	1,100,000	977,185
2020-SFR2, 4.00% due 10/19/37[6]	1,100,000	966,203
2020-SFR2, 3.37% due 10/19/37[6]	700,000	606,745
Total Single Family Residence		2,550,133
Net Lease – 0.3%
CARS-DB4, LP
2020-1A, 4.52% due 02/15/50[6]	1,000,000	867,316
2020-1A, 4.95% due 02/15/50[6]	850,000	687,724
Total Net Lease		1,555,040
Total Asset-Backed Securities
(Cost $83,519,290)		73,470,050

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 3.3%
Government Agency – 2.0%
Fannie Mae
4.00% due 07/01/52[2]	7,364,220	$ 7,028,354
Freddie Mac
4.00% due 06/01/52[2]	3,673,514	3,492,825
Total Government Agency		10,521,179
Residential Mortgage-Backed Securities – 1.3%
Finance of America HECM Buyout
2022-HB2, 6.00% (WAC) due 04/25/26◊,6	1,450,000	1,400,601
Carrington Mortgage Loan Trust Series
2006-NC5, 4.19% (1 Month USD LIBOR + 0.15%,
Rate Cap/Floor: 14.50%/0.15%) due 01/25/37◊	1,602,028	1,333,628
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[6,10]	1,357,379	1,302,803
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[6,10]	797,167	760,009
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,11	700,000	590,776
OBX Trust
2022-NQM8, 6.10% due 09/25/62[6,10]	490,816	473,045
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[6,10]	441,637	429,283
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,6	327,424	310,250
Total Residential Mortgage-Backed Securities		6,600,395
Total Collateralized Mortgage Obligations
(Cost $17,758,999)		17,121,574
U.S. GOVERNMENT SECURITIES†† – 1.4%
U.S. Treasury Bonds
due 08/15/51[2,12,13]	12,650,000	4,303,937
due 05/15/44[2,12,13]	1,910,000	800,392
due 11/15/44[12,13]	1,910,000	783,190
due 02/15/46[2,12,13]	1,920,000	750,900
U.S. Treasury Notes
4.13% due 11/15/32	903,000	938,273
Total U.S. Government Securities
(Cost $8,683,460)		7,576,692
U.S. TREASURY BILLS†† – 0.8%
U.S. Treasury Bills
2.15% due 12/08/22[14]	2,700,000	2,698,110
2.82% due 01/12/23[14]	1,500,000	1,493,175
Total U.S. Treasury Bills
(Cost $4,193,936)		4,191,285

See notes to financial statements.

74 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

	Face
	Amount~	Value
FOREIGN GOVERNMENT DEBT†† – 0.3%
Panama Government International Bond
4.50% due 01/19/63	1,700,000	$ 1,235,506
Total Foreign Government Debt
(Cost $1,689,455)		1,235,506
CONVERTIBLE BONDS†† – 0.2%
Consumer, Non-cyclical – 0.2%
Block, Inc.
due 05/01/26[12]	1,090,000	874,725
Communications – 0.0%
Cable One, Inc.
due 03/15/26[2,12]	450,000	343,350
Total Convertible Bonds
(Cost $1,299,835)		1,218,075
Total Investments – 137.3%
(Cost $850,695,454)		$ 722,544,832

	Contracts
LISTED OPTIONS WRITTEN† – (0.3)%
Call Options on:
S&P 500 Index Expiring December 2022 with strike price of $4,020.00
(Notional Value $20,808,561)	51	(398,565)
NASDAQ-100 Index Expiring December 2022 with strike price of $11,890.00
(Notional Value $20,451,102)	17	(461,157)
Russell 2000 Index Expiring December 2022 with strike price of $1,860.00
(Notional Value $20,752,347)	110	(513,664)
Total Listed Options Written
(Premiums received $1,372,893)		(1,373,386)
Other Assets & Liabilities, net – (37.0)%		(194,484,917)
Total Net Assets – 100.0%		$ 526,686,529

Centrally Cleared Credit Default Swap Agreements††

									Upfront
				Protection					Premiums
				Premium	Payment	Maturity	Notional		Paid	Unrealized
Counterparty	Exchange	Index	Protection	Rate	Frequency	Date	Amount	Value	(Received)	Depreciation**
J.P. Morgan
Securities
LLC	ICE	CDX.NA.HY.37.V2	Sold	5.00%	Quarterly	12/20/26	$29,700,000	$971,435	$1,952,328	$(980,893)
J.P. Morgan
Securities
LLC	ICE	ITRAXX.EUR.38.V1	Purchased	1.00%	Quarterly	12/20/27	10,000,000	(41,352)	(28,876)	(12,476)
								$930,083	$1,923,452	$(993,369)

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

Centrally Cleared Interest Rate Swap Agreements††

Upfront
		Floating	Floating						Premiums
		Rate	Rate	Fixed	Payment	Maturity	Notional		Paid	Unrealized
Counterparty	Exchange	Type	Index	Rate	Frequency	Date	Amount	Value	(Received)	Depreciation**
J.P. Morgan
Securities LLC	CME	Pay	U.S.	2.78%	Annually	07/18/27	$53,800,000	$(1,920,900)	$455	$(1,921,355)
Secured
Overnight
Financing Rate

Total Return Swap Agreements††

Value and
			Financing	Payment	Maturity		Notional	Unrealized
Counterparty	Index	Type	Rate	Frequency	Date	Units	Amount	Depreciation
OTC Equity Index Swap Agreements
4.13%
Goldman Sachs	SPDR Gold		(Federal Funds
International	Trust ETF	Pay	Rate + 0.30%)	At Maturity	06/07/23	42,000	$6,922,020	$(336,420)

Forward Foreign Currency Exchange Contracts††

						Unrealized
				Contract	Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount	Date	(Depreciation)
Citibank, N.A.	GBP	Sell	40,000	48,355 USD	12/16/22	$ 221
Morgan Stanley	CAD	Sell	6,324,000	4,674,142 USD	12/16/22	(6,372)
Capital Services LLC
JPMorgan Chase	GBP	Sell	946,000	1,073,769 USD	12/16/22	(64,611)
Bank, N.A.
Barclays Bank plc	EUR	Sell	17,131,000	17,178,764 USD	12/16/22	(638,055)
						$(708,817)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at November 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Special Purpose Acquisition Company (SPAC).

See notes to financial statements.

76 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

2	All or a portion of these securities have been physically segregated in connections with options, reverse repurchase agreements and unfunded loan commitments. As of November 30, 2022, the total value of segregated securities was $258,711,794.
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Affiliated issuer.
5	Rate indicated is the 7-day yield as of November 30, 2022.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $282,111,708 (cost $329,979,935), or 53.6% of total net assets.
7	Security is in default of interest and/or principal obligations.
8	Perpetual maturity.
9	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
10	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at November 30, 2022. See table below for additional step information for each security.
11	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $590,776 (cost $598,975), or 0.1% of total net assets — See Note 12.
12	Zero coupon rate security.
13	Security is a principal-only strip.
14	Rate indicated is the effective yield at the time of purchase.
CAD	— Canadian Dollar
CDX.NA.HY.37.V2	— Credit Default Swap North American High Yield Series 37 Index Version V2
CME	— Chicago Mercantile Exchange
EUR	— Euro
EURIBOR	— European Interbank Offered Rate
GBP	— British Pound
ICE	— Intercontinental Exchange
ITRAXX.EUR.38.V1	— iTraxx Europe Series 38 Index Version V1
LIBOR	— London Interbank Offered Rate
plc	— Public Limited Company
REIT	— Real Estate Investment Trust
SARL	— Société à Responsabilité Limitée
SOFR	— Secured Overnight Financing Rate
WAC	— Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 77

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

The following table summarizes the inputs used to value the Fund's investments at November 30, 2022 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 58,444,708	$ —	$ 33	$ 58,444,741
Preferred Stocks	—	35,206,207	—	35,206,207
Warrants	1,747	—	—	1,747
Rights	—*	—	—*	—
Exchange-Traded Funds	73,513,215	—	—	73,513,215
Mutual Fund	5,777,577	—	—	5,777,577
Closed-End Funds	12,771,501	—	—	12,771,501
Money Market Funds	2,185,205	—	—	2,185,205
Corporate Bonds	—	265,725,848	15,621,215	281,347,063
Senior Floating Rate Interests	—	120,873,800	27,610,594	148,484,394
Asset-Backed Securities	—	66,797,905	6,672,145	73,470,050
Collateralized Mortgage Obligations	—	17,121,574	—	17,121,574
U.S. Government Securities	—	7,576,692	—	7,576,692
U.S. Treasury Bills	—	4,191,285	—	4,191,285
Foreign Government Debt	—	1,235,506	—	1,235,506
Convertible Bonds	—	1,218,075	—	1,218,075
Forward Foreign Currency
Exchange Contracts**	—	221	—	221
Total Assets	$ 152,693,953	$ 519,947,113	$ 49,903,987	$ 722,545,053

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ 1,373,386	$ —	$ —	$ 1,373,386
Credit Default Swap Agreements**	—	993,369	—	993,369
Interest Rate Swap Agreements**	—	1,921,355	—	1,921,355
Forward Foreign Currency
Exchange Contracts**	—	709,038	—	709,038
Equity Index Swap Agreements**	—	336,420	—	336,420
Unfunded Loan Commitments (Note 11)	—	—	43,028	43,028
Total Liabilities	$ 1,373,386	$ 3,960,182	$ 43,028	$ 5,376,596

* Security has a market value of $0.

** This derivative is reported as unrealized appreciation/depreciation at period end.

See notes to financial statements.

78 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $200,502,581 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary for significant unobservable inputs used in the fair valuation of assets and liabilities categorized with Level 3 of the fair value hierarchy:

	Ending Balance at		Unobservable	Input	Weighted
Category	November 30, 2022	Valuation Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 6,672,145	Yield Analysis	Yield	6.0%-8.1%	6.2%
Common Stocks	33	Model Price	Liquidation Value	–	–
Corporate Bonds	15,621,215	Option adjusted spread
		off prior month end
		broker quote	Broker Quote	–	–
Senior Floating Rate Interests	16,569,754	Third Party Pricing	Broker Quote	–	–
Senior Floating Rate Interests	8,442,037	Yield Analysis	Yield	8.4%-10.7%	10.1%
Senior Floating Rate Interests	2,598,803	Model Price	Purchase Price	–	–
Total Assets	$ 49,903,987
Liabilities:
Unfunded Loan Commitments	$ 43,028	Model Price	Purchase Price	–	–

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, or liquidation value would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended November 30, 2022, the Fund had securities with a total value of $3,197,390 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $13,064,736 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 79

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended November 30, 2022:

		Assets				Liabilities
	Asset-		Senior			Unfunded
	Backed	Corporate	Floating Rate	Common	Total	Loan
	Securities	Bonds	Interests	Stocks	Assets	Commitments
Beginning Balance	$ 4,051,141	$ 13,039,216	$ 31,783,834	$ –	$ 48,874,191	$ (60,563)
Purchases/(Receipts)	3,092,079	2,750,000	8,660,857	–	14,502,936	(36,303)
(Sales, maturities and
paydowns)/Fundings	–	–	(458,759)	–	(458,758)	4,338
Amortization of
premiums/discounts	–	–	17,872	–	17,872	(417)
Total realized gains
(losses) included in earnings	–	–	(7,197)	–	(7,197)	(2,721)
Total change in unrealized
appreciation
(depreciation)
included in earnings	(471,075)	(168,001)	(2,518,634)	–	(3,157,710)	52,638
Transfers into Level 3	–	–	3,197,357	33	3,197,390	–
Transfers out of Level 3	–	–	(13,064,736)	–	(13,064,736)	–
Ending Balance	$ 6,672,145	$ 15,621,215	$ 27,610,594	$ 33	$ 49,903,987	$ (43,028)
Net change in unrealized
appreciation
(depreciation) for
investments in Level 3
securities still held at
November 30, 2022	$ (471,075)	$ (168,001)	$ (853,551)	$ –	$ (1,492,627)	$ 10,599

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

	Coupon
	Rate at Next	Next Rate	Future	Future
Name	Reset Date	Reset Date	Reset Rate(s)	Reset Date(s)
Citigroup Mortgage Loan Trust 2022-A,
6.17% due 09/25/62	9.17%	09/25/25	10.17%	9/25/2026
GAIA Aviation Ltd. 2019-1, 3.97%
due 12/15/44	2.00%	11/15/23	—	—
GCAT Trust 2022-NQM5, 5.71%
due 08/25/67	6.71%	10/01/26	—	—
NYMT Loan Trust 2022-SP1, 5.25%
due 07/25/62	8.25%	07/01/25	9.25%	7/1/2026
OBX Trust 2022-NQM8, 6.10%
due 09/25/62	7.10%	10/01/26	—	—

See notes to financial statements.

80 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	November 30, 2022

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended November 30, 2022, in which the company is an affiliated issuer, were as follows:

Change in
				Realized	Unrealized
	Value			Gain	Appreciation	Value	Shares	Investment
Security Name	05/31/22	Additions	Reductions	(Loss)	(Depreciation)	11/30/22	11/30/22	Income
Mutual Fund
Guggenheim Risk
Managed Real
Estate Fund —
Institutional Class	$6,259,675	$68,043	$–	$–	$(550,141) $5,777,577		178,430	$68,043

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 81

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2022

ASSETS:
Investments in unaffiliated issuers, at value (cost $843,740,048)	$ 716,767,255
Investments in affiliated issuers, at value (cost $6,955,406)	5,777,577
Foreign currency, at value	101,559
Segregated cash due from broker	1,160,000
Unrealized appreciation on forward foreign currency exchange contracts	221
Unamortized upfront premiums paid on credit default swap agreements	1,952,328
Unamortized upfront premiums paid on interest rate swap agreements	455
Prepaid expenses	56,252
Receivables:
Investments sold	36,713,012
Interest	7,399,600
Protection fees on credit default swap agreements	276,287
Variation margin on interest rate swap agreements	222,700
Dividends	159,167
Variation margin on credit default swap agreements	50,038
Tax reclaims	454
Other assets	36,164
Total assets	770,673,069
LIABILITIES:
Reverse repurchase agreements (Note 7)	200,502,581
Unfunded loan commitments, at value (Note 11) (commitment fees received $40,095)	43,028
Options written, at value (premiums received $1,372,893)	1,373,386
Unamortized upfront premiums received on credit default swap agreements	28,876
Unrealized depreciation on forward foreign currency exchange contracts	709,038
Unrealized depreciation on OTC swap agreements	336,420
Segregated cash due to broker	2,226,784
Due to custodian	636,934
Payable for:
Investments purchased	36,995,475
Investment advisory fees	720,778
Professional fees	93,544
Trustees' fees and expenses*	15,242
Other liabilities	304,454
Total liabilities	243,986,540
NET ASSETS	$ 526,686,529
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 32,980,083 shares issued and outstanding	$ 329,801
Additional paid-in capital	659,221,342
Total distributable earnings (loss)	(132,864,614)
NET ASSETS	$ 526,686,529
Shares outstanding ($0.01 par value with unlimited amount authorized)	32,980,083
Net asset value	$ 15.97

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

82 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	November 30, 2022
For the Six Months Ended November 30, 2022

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$ 17,971,620
Dividends from securities of unaffiliated issuers (net of foreign withholdings tax $66)	1,702,215
Dividends from securities of affiliated issuers	68,043
Total investment income	19,741,878
EXPENSES:
Investment advisory fees	4,416,369
Interest expense	2,474,652
Professional fees	236,074
Fund accounting fees	75,350
Administration fees	73,051
Printing fees	70,284
Insurance	69,968
Trustees' fees and expenses*	50,178
Custodian fees	46,348
Registration and filing fees	35,182
Transfer agent fees	11,529
Miscellaneous	7,948
Total expenses	7,566,933
Less:
Expenses waived by adviser	(21,799)
Net expenses	7,545,134
Net investment income	12,196,744
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,936,914)
Swap agreements	255,483
Options purchased	2,582,220
Options written	88,418
Forward foreign currency exchange contracts	1,373,484
Foreign currency transactions	143,641
Net realized loss	(493,668)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(36,758,931)
Investments in affiliated issuers	(550,141)
Swap agreements	(1,754,936)
Options purchased	(132,431)
Options written	2,759,622
Forward foreign currency exchange contracts	(200,893)
Foreign currency translations	(208,977)
Net change in unrealized appreciation (depreciation)	(36,846,687)
Net realized and unrealized loss	(37,340,355)
Net decrease in net assets resulting from operations	(25,143,611)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 83

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2022

		Period from
	Six Months Ended	November 23,
	November 30, 2022	2021[a] to
	(Unaudited)	May 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,196,744	$ 9,319,937
Net realized gain(loss) on investments	(493,668)	17,429,195
Net change in unrealized appreciation (depreciation)
on investments	(36,846,687)	(95,361,921)
Net decrease in net assets resulting from operations	(25,143,611)	(68,612,789)
DISTRIBUTIONS:
Distributions to shareholders	(23,498,309)*	(15,665,540)
SHAREHOLDER TRANSACTIONS:
Proceeds from sale of shares	—	659,601,659
Capital contribution from adviser	5,119	—
Net increase in net assets resulting from
shareholder transactions	5,119	659,601,659
Net increase (decrease) in net assets	(48,636,801)	575,323,330
NET ASSETS:
Beginning of period	575,323,330	—
End of period	$ 526,686,529	$ 575,323,330

[a]	Commencement of operations
*	A portion of the distributions to shareholders may be deemed a return of capital at fiscal year-end.

See notes to financial statements.

84 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	November 30, 2022
For the Six Months Ended November 30, 2022

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$ (25,143,611)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	37,309,072
Net change in unrealized (appreciation) depreciation on options purchased	132,431
Net change in unrealized (appreciation) depreciation on options written	(2,759,622)
Net change in unrealized (appreciation) depreciation on swap agreements	250,385
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	200,893
Net realized loss on investments	4,936,914
Net realized gain on options purchased	(2,582,220)
Net realized gain on options written	(88,418)
Purchase of long-term investments	(135,477,931)
Proceeds from sale of long-term investments	188,195,178
Net purchases of short-term investments	(8,305,664)
Net accretion of bond discount and amortization of bond premium	(758,893)
Corporate actions and other payments	233,986
Premiums received on options written	50,701,397
Cost of closing options written	(52,805,726)
Commitment fees received and repayments of unfunded commitments	31,965
Increase in interest receivable	(1,097,031)
Increase in segregated cash due to broker	(1,160,000)
Decrease in dividends receivable	202,258
Increase in investments sold receivable	(15,564,055)
Decrease in unamortized upfront premiums paid on credit default swap agreements	258,470
Increase in unamortized upfront premiums paid on interest rate swap agreements	(455)
Decrease in protection fees on credit default swap agreements	27,880
Decrease in swap settlement receivable	2,161
Increase in variation margin on interest rate swap agreements receivable	(222,700)
Increase in variation margin on credit default swap agreements receivable	(100,877)
Increase in prepaid expenses	(41,222)
Increase in tax reclaims receivable	(454)
Increase in other assets	(36,164)
Increase in investments purchased payable	33,789,545
Decrease in interest due on borrowings	(45,500)
Decrease in professional fees payable	(62,540)
Increase in unamortized upfront premiums received on credit default swap agreements	28,876
Increase in segregated cash due to broker	20,807
Increase in due to custodian	636,934
Decrease in investment advisory fees payable	(134,815)
Increase in trustees’ fees and expenses payable*	8,257
Increase in other liabilities	210,178
Net Cash Provided by Operating and Investing Activities	70,789,689
Cash Flows From Financing Activities:
Distributions to common shareholders	(23,498,309)
Capital contribution from adviser	5,119
Proceeds from borrowings	5,000,000
Payments made on borrowings	(71,000,000)
Proceeds from reverse repurchase agreements	294,415,001
Payments made on reverse repurchase agreements	(276,036,961)
Net Cash Used in Financing Activities	(71,115,150)
Net decrease in cash	(325,461)
Cash at Beginning of Period	427,020
Cash at End of Period (including foreign currency)	$ 101,559
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$ 1,333,493

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 85

FINANCIAL HIGHLIGHTS	November 30, 2022

	Six Months
	Ended
	November 30,
	2022	Period Ended
	(Unaudited)	May 31, 2022(a)
Per Share Data:
Net asset value, beginning of period	$ 17.44	$ 20.00
Income from investment operations:
Net investment income(b)	0.37	0.28
Net loss on investments (realized and unrealized)	(1.13)	(2.36)
Total from investment operations	(0.76)	(2.08)
Less distributions from:
Net investment income	(0.59)	(0.48)
Capital gains	(0.12)	—
Total distributions to shareholders	(0.71)	(0.48)
Net asset value, end of period	$ 15.97	$ 17.44
Market value, end of period	$ 14.02	$ 15.94
Total Return(c)
Net asset value	(4.33%)(h)	(10.51%)
Market value	(5.59%)	(18.03%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 526,687	$ 575,323
Ratio to average net assets of:
Net investment income, including interest expense(f)	4.61%	2.90%
Total expenses, including interest expense(d)(e)(f)	2.86%	1.93%
Portfolio turnover rate	21%	29%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$ —	$ 66,000
Asset Coverage per $1,000 of indebtedness(g)	—	9,717

See notes to financial statements.

86 l GUGl GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	November 30, 2022

(a)	Since commencement of operations: November 23, 2021. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total return is calculated assuming a purchase of a common share at the beginning of the period, either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total returns do not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	The ratio of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.09% and 0.07%, for the periods ended November 30, 2022 and May 31, 2022, respectively.
(e)	Excluding interest expense, the operating expense ratio for the periods ended November 30, 2022 and May 31, 2022 would be:

November 30, 2022(f) (Unaudited)	2022(f)
1.92%	1.74%

(f)	Annualized.
(g)	Calculated by substracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.
(h)	The net increase from the payment by the Adviser totaling $5,119 relating to an operational issue contributed less than 0.01% to total return at net asset value for the period ended November 30, 2022.

GUG l GUGGENHEIM ACTIVEALLOCATION FUND SEMIANNUAL REPORT l 87

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2022

Note 1 – Organization

Guggenheim Active Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2021 and commenced investment operations on November 23, 2021. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund's securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and reviews responsibilities set forth in the Valuation Designee Procedures, regularly review the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

88 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing services.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 89

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded. The values of other swap agreements entered into by the Fund will generally be valued using an evaluated price provided by a third party pricing vendor.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows.

90 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund's Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund's investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 91

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.

(f) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder's basis reaches zero at which point subsequent return of capital distributions will constitute taxable capital gain to such shareholder.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(g) Restricted Cash

A portion of cash on hand relates to collateral received by the Fund for credit default swaps. This amount, if any, is presented on the Statement of Assets and Liabilities as Restricted Cash. At November 30, 2022, there was no restricted cash.

(h) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(k) Indemnifications

Under the Fund's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(l) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of

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acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

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Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund's use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Income, Hedge	$—	$22,537,287

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Income, Hedge	$58,844,193	$16,097,166

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Income, Index Exposure	$6,854,798	$—

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund's use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Duration, Hedge	$44,833,333	$ —

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component

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based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Income, Index Exposure, Hedge	$29,700,000	$1,666,667

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$224,001	$23,350,390

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Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of November 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward	Unrealized depreciation on
	foreign currency exchange contracts	forward foreign currency
exchange contacts
Equity swap contracts	—	Unrealized depreciation on OTC
swap agreements
Credit/Interest	Unamortized upfront premiums paid on	Unamortized upfront premiums
rate swap contracts	interest rate swap agreements	received on credit default swap
	Unamortized upfront premiums paid on	agreements
credit default swap agreements
Variation margin on interest rate
swap agreements
Variation margin on credit default
swap agreements
Equity option contracts	—	Options written, at value

The following tables set forth the fair value of the Fund's derivative investments categorized by primary risk exposure at November 30, 2022:

		Asset Derivative Investments Value
	Swaps	Swaps	Swaps	Forward	Total Value at
	Equity	Interest Rate	Credit Foreign Currency		November 30,
	Risk	Risk	Risk	Exchange Risk	2022
	$ —	$ —	$ —	$221	$221

	Liability Derivative Investments Value
Swaps	Swaps	Swaps	Options	Forward	Total Value at
Equity	Interest Rate	Credit	Written Equity Foreign Currency		November 30,
Risk	Risk	Risk	Risk	Exchange Risk	2022
$336,420	$1,921,355	$993,369	$1,373,386	$709,038	$5,333,568

The following is a summary of the location of derivative investments on the Fund's Statement of Operations for the period ended November 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity option contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Equity/Interest rate/	Net realized gain (loss) on swap agreements
Credit swap contracts	Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation( depreciation) on forward foreign currency exchange contracts

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The following is a summary of the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended November 30, 2022:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations

Swaps	Swaps	Swaps	Options	Options	Forward
Equity	Interest Rate	Credit	Written Equity	Purchased Equity	Foreign Currency
Risk	Risk	Risk	Risk	Risk	Exchange Risk	Total
$(101,837)	$(49,244)	$406,564	$88,418	$2,582,220	$1,373,484	$4,299,605

Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations

Swaps	Swaps	Swaps	Options	Options	Forward
Equity	Interest Rate	Credit	Written Equity	Purchased Equity	Foreign Currency
Risk	Risk	Risk	Risk	Risk	Exchange Risk	Total
$(250,584)	$(1,921,355)	$417,003	$2,759,622	$(132,431)	$(200,893)	$671,362

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity

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than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 –Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

Net Amount
		Gross Amounts	of Assets	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in The Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Amount
Forward foreign
currency exchange
contracts	$ 221	$ —	$ 221	$ —	$ —	$ 221

			Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in The Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward foreign
currency exchange
contracts	$ 709,038	$ —	$ 709,038	$ —	$ (638,055)	$70,983
Swap equity contracts	336,420	—	336,420	—	(336,420)	—
Reverse Repurchase
Agreements	200,502,581	—	200,502,581	(200,502,581)	—	—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of November 30, 2022.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$ 670,000	$ —
Goldman Sachs International	Total return swap agreements	490,000	—
J.P. Morgan Securities LLC	Credit default swap agreements	—	2,226,784
		$1,160,000	$2,226,784

Note 5 –Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and clerical, bookkeeping and administrative services, on behalf of the Fund, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the oversight and supervision of the Board and the Adviser, manages the investment of the assets of the Fund in accordance with its investment objectives and policies, places orders to

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purchase and sell securities on behalf of the Fund, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund's average daily Managed Assets.

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and Guggenheim Partners Advisors, LLC (“GPA”) that was in effect during the Reporting Period, GPA, under the oversight and supervision of the Board and the Adviser, assisted GPIM in the supervision and direction of the investment strategy of the Fund in accordance with the Fund's investment policies. As compensation for its services, the Adviser paid GPA a fee, payable monthly, in an amount equal to 0.005% of the Fund’s average daily Managed Assets. The Investment Sub-Advisory Agreement among the Fund, the Adviser and GPA was terminated effective December 22, 2022.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds of any financial leverage (whether or not these assets are reflected in the Trust’s financial statements for purposes of generally accepted accounting principles), minus liabilities, other than liabilities related to any financial leverage. Managed Assets shall include assets attributable to financial leverage of any form, including indebtedness, engaging in reverse repurchase agreements, dollar rolls and economically similar transactions, investments in inverse floating rate securities, and preferred shares.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement. For the period ended November 30, 2022, the Fund waived $21,799 related to investments in affiliated funds.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

On November 11, 2022, the Fund booked a receivable from Adviser for a one-time payment to the Fund for $5,119 relating to an operational issue. This amount is included in Capital contribution from adviser on the Statements of Changes in Net Assets and the impact of this amount to total return at NAV is included within the Financial Highlights.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund's administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund's securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund's custodian. As custodian, BNY is responsible for the custody of the Fund's assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund's average daily Managed Assets subject to certain minimum monthly fees and out of pocket expenses.

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Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

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The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 –Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. For the period ended November 30, 2022,the average daily balance for which reverse repurchase agreements were outstanding amounted to $164,533,147. The weighted average interest rate was 2.91%. As of November 30, 2022 there was $200,502,581 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of November 30, 2022, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
Bank of Montreal	3.93%*	Open Maturity	$ 3,023,293
Barclays Capital, Inc.	3.55% - 4.25%*	Open Maturity	20,689,904
Barclays Capital, Inc.	5.20%	02/23/23	26,533,405
BMO Capital Markets Corp.	4.05% - 4.20%*	Open Maturity	31,611,703
BofA Securities, Inc.	4.00% - 4.20%*	Open Maturity	12,996,148
Canadian Imperial Bank of Commerce	5.27%	02/23/23	6,376,745
Citigroup Global Markets, Inc.	1.50% - 4.29%*	Open Maturity	15,637,610
Citigroup Global Markets, Inc.	3.91% (U.S. Secured	Open Maturity	9,290,590
	Overnight Financing
	Rate + 0.11%)**
Goldman Sachs & Co. LLC	3.95% - 4.25%*	Open Maturity	28,249,975
J.P. Morgan Securities LLC	3.93%*	Open Maturity	1,494,140
RBC Capital Markets LLC	4.00% - 4.25%*	Open Maturity	26,435,824
RBC Capital Markets LLC	5.01%	02/23/23	17,488,267
Royal Bank of Canada	3.94%*	Open Maturity	674,977
Total			$ 200,502,581

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at November 30, 2022.
**	Variable rate. Rate indicated is the rate effective at November 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2022, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater
	Continuous	Up to 30 days	31-90 days	than 90 days	Total
Corporate Bonds	$ 134,794,565	$ —	$ 50,398,417	$ —	$ 185,192,982
U.S. Government Securities	5,344,032	—	—	—	5,344,032
Collateralized Mortgage
Obligations	9,965,567	—	—	—	9,965,567
Total reverse
repurchase agreements	$ 150,104,164	$ —	$ 50,398,417	$ —	$ 200,502,581
Gross amount of recognized
liabilities for reverse
repurchase agreements	$ 150,104,164	$ —	$ 50,398,417	$ —	$ 200,502,581

Note 8 – Borrowings

The Fund has entered into an $165,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on SOFR + 0.95%, and an unused commitment fee of 0.50% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. The Fund did not have any borrowings as of the period ended November 30, 2022. The average daily amount for which borrowings on the credit facility were outstanding during the period ended November 30, 2022 was $67,000,000 with a related average interest rate of 2.04%. The maximum amount outstanding during the period was $69,000,000.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all,

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 105

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At November 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

			Net Tax Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$849,764,990	$ —	$(132,553,505)	$(132,553,505)

As of May, 31, 2022, (the most recent fiscal year end for federal income tax purposes) tax components of distributable earnings/(loss) were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$8,469,833	$ —	$(92,692,527)	$ —	$(84,222,694)

For the year ended May 31, 2022, (the most fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was follows:

	Long-Term
Ordinary Income	Capital Gain	Total Distributions
$15,665,540	$ —	$15,665,540

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Note 10 – Securities Transactions

For the period ended November 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$ 131,070,573	$ 187,260,731

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

For the period ended November 30, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$ 4,407,358	$ 934,447

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended November 30, 2022, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain (Loss)
$ 1,119,656	$ —	$ —

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of November 30, 2022. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of November 30, 2022, the total amount segregated in connection with unfunded loan commitments and reverse repurchase   agreements was $237,971,649.

The unfunded loan commitments as of November 30, 2022, were as follows:
Borrower	Maturity Date	Face Amount	Value
Avalara, Inc.	10/19/28	$ 263,636	$ 3,765
Fontainbleau Vegas	09/30/25	2,500,000	—
Lightning A	03/01/37	5,381,667	—
Lightning B	03/01/37	696,451	—
Secretariat Advisors LLC	12/29/28	600,000	27,000
TGP Holdings LLC	06/29/28	17,179	3,429
The Facilities Group	11/30/27	370,690	8,696
Thunderbird A	03/01/37	5,310,556	—
Thunderbird B	03/01/37	687,248	—
VT TopCo, Inc.	08/01/25	4,780	138
			$ 43,028

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 107

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
CFMT LLC	09/23/22	$598,975	$590,776
2022-HB9 3.25% (WAC)
due 09/25/37[1]
		$598,975	$590,776

[1]	Variable rate security. Rate indicated is the rate effective at November 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 13 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized 32,980,083 shares issued and outstanding.

There were no common shares transactions during the period ended November 30, 2022.

	Period Ended	Year Ended
	November 30, 2022	May 31, 2022
Beginning shares	32,980,083	32,980,083
Ending shares	32,980,083	32,980,083

Note 14 - Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2022

types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 15 –Subsequent Events

The Investment Sub-Advisory Agreement among the Fund, the Adviser and GPA was terminated effective December 22, 2022.

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 109

OTHER INFORMATION (Unaudited)	November 30, 2022

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received by shareholders in the calendar year 2022.

Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	November 30, 2022

Trustees

The Trustees of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2021	Current: Private Investor (2001-present).	155	Current: Advent Convertible and Income
(1951)	Chair of the				Fund (2005-present); Purpose
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight		President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee		Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-March 2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2021	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present);	154	Current: Bowhead Insurance GP, LLC
(1959)			Director, Mutual Fund Directors Forum (2022-present).		(2020-present); Hunt Companies, Inc.
(2019-present).
Former: Senior Leader, TIAA (1987-2012).
Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-March 2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Infinity
Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr.	Trustee and	Since 2021	Current: President, Global Trends Investments (1996-present); Chief Executive	154	Current: US Global Investors, Inc.
(1960)	Chair of the		Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon		(GROW) (1995-present).
	Contracts		Media (2016-present). Director, GDX Index Partners, LLC (2021-present);
	Review		Vice Chairman, VettaFi (2022-present).		Former: Fiduciary/Claymore Energy
	Committee				Infrastructure Fund (2019-March 2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).

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OTHER INFORMATION (Unaudited) continued	November 30, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2021	Current: Of Counsel, Momkus LLP (2016-present).	155	Current: Advent Convertible and Income
(1953)	Chair of the				Fund (2005-present); PPM Funds (2)
	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2018-present); NorthShore-
	Governance		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Edward-Elmhurst Healthcare
	Committee				System (2012-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2004-March 2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021); Western
Asset Inflation-Linked Opportunities &
Income Fund (2004-2020); Western Asset
Inflation-Linked Income Fund (2003-
2020).
Sandra G. Sponem	Trustee and	Since 2021	Current: Retired.	154	Current: SPDR Series Trust (81)
(1958)	Chair of the				(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (30) (2018-present); SSGA Active
	Committee		Mortenson-Companies, Inc. (2007-2017).		Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy
Infrastructure Fund (2019-March 2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).

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OTHER INFORMATION (Unaudited) continued	November 30, 2022

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald E. Toupin, Jr.	Trustee,	Since 2021	Current: Portfolio Consultant (2010-present); Member, Governing Council,	154	Former: Fiduciary/Claymore Energy
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of Governors,		Infrastructure Fund (2004-March 2022);
	Board and		Investment Company Institute (2018-present).		Guggenheim Enhanced Equity Income
	Chair of the				Fund (2005-2021); Guggenheim Credit
	Executive		Former: Member, Executive Committee, Independent Directors Council		Allocation Fund (2013-2021); Western
	Committee		(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Asset Inflation-Linked Opportunities &
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Income Fund (2004-2020); Western
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Asset Inflation-Linked Income Fund
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit		(2003-2020).
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 113

OTHER INFORMATION (Unaudited) continued	November 30, 2022

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2021	Current: Interested Trustee, certain other funds in the Fund Complex	154	Former: Fiduciary/Claymore Energy
(1961)	President and		(2018-present); Chief Legal Officer, certain other funds in the Fund		Infrastructure Fund (2018-March 2022);
	Chief Legal		Complex (2014-present); Vice President, certain other funds in the Fund		Guggenheim Enhanced Equity Income
	Officer		Complex (2007-present); Senior Managing Director, Guggenheim Investments		Fund (2018-2021); Guggenheim Credit
			(2012-present).		Allocation Fund (2018-2021).

Former: President and Chief Executive Officer, certain other funds in the Fund
Complex (2017-2019); Vice President, Associate General Counsel and Assistant
Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation
(2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.
-	Mr. Barnes and Ms. Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for election on the date of the Fund’s first annual meeting of Shareholders.
-	Messrs. Nyberg and Lydon, Jr. are Class II Trustees. Class II Trustees are expected to stand for election on the date of the Fund’s second annual meeting of Shareholders.
-	Mr. Toupin Jr. and Mses. Lee and Sponem are Class III Trustees. Class III Trustees are expected to stand for election on the date of the Fund’s third annual meeting of Shareholders.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggen-heim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund's Adviser and/or the parent of the Adviser.

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OTHER INFORMATION (Unaudited) continued	November 30, 2022

Officers

The Officers of the Guggenheim Active Allocation Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Brian E. Binder	President and	Since 2021	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	Chief		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Executive		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
	Officer		Managing Director and President of Mutual Funds Boards, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2021	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Chief Financial	Since	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain
(1972)	Officer, Chief	August 2022	other funds in the Fund Complex (August 2022-present).
Accounting
	Officer and		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen
	Treasurer		Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2021	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2021	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2021	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).

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OTHER INFORMATION (Unaudited) continued	November 30, 2022

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years
Kimberly J. Scott	Assistant	Since 2021	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2021	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)	President
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
Jon Szafran	Assistant	Since 2021	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

116 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2022

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 117

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2022

business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

118 l GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT

FUND INFORMATION	November 30, 2022

Board of Trustees	Investment Adviser

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

James M. Howley
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

GUG l GUGGENHEIM ACTIVE ALLOCATION FUND SEMIANNUAL REPORT l 119

FUND INFORMATION (Unaudited) continued	November 30, 2022

Privacy Principles of Guggenheim Active Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Active Allocation Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Active Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gug or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gug.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

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ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/23)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GUG-SAR-1122

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Active Allocation Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: February 3, 2023

By: /s/ James M. Howley

Name: James M. Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: February 3, 2023